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                                                                   EXHIBIT 10.13


                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease ("Amendment"), dated for reference purposes only as January 16, 1996, is made and entered into by and between WHC-SIX REAL ESTATE LIMITED PARTNERSHIP ("Landlord"), and SEAGATE TECHNOLOGY, INC., a Delaware corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant are parties to that certain Lease dated April 18, 1995 ("Lease"), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises commonly known as Suite 150, 19925 Stevens Creek Boulevard, Cupertino, California. Except as otherwise provided in this Amendment, all capitalized terms used herein shall have the same meanings and definitions as set forth in the Lease.

         B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Expansion Space. Commencing on the Expansion Space Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain additional space located on the second floor of the Building consisting of a rentable area of approximately 4,685 square feet ("Expansion Space"), which Expansion Space is commonly known as Suite 200, 19925 Stevens Creek Boulevard, Cupertino, California and is shown as cross-hatched on Exhibit "A" attached to this Amendment. Except as otherwise provided in this Amendment, commencing on the Expansion Space Commencement Date,
(i) whenever the term "Premises" is used in the Lease, such term shall include the Expansion Space, and (ii) all terms and conditions of the Lease shall apply to the Expansion Space as if it were part of the original Premises demised to Tenant under the Lease.

         2.       Expansion Space Commencement Date.

                  2.1 In General. As used in this Amendment, the term "Expansion Space Commencement Date" shall mean the earliest to occur of the following, as reasonably determined by Landlord: (i) the date the applicable local governmental authority (e.g., the city in which the Building is located) approves the improvements ("Expansion Space Improvements") which Tenant is to construct within the Expansion Space pursuant to Exhibit "B" attached to this Amendment, as evidenced by a final signed-off building permit or certificate of occupancy for the Expansion Space Improvements;

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(ii) the date Landlord's architect certifies that the Expansion Space
Improvements have been substantially completed (except for punch list items);
(iii) the date Tenant occupies the Expansion Space or any portion thereof for any purpose, including the storage of Tenant's inventory (provided, however, any entry upon the Expansion Space by Tenant pursuant to Section 2.3 below shall not trigger the Expansion Space Commencement Date for purposes of this subsection
(iii)); or (iv) April 1, 1996.

                  2.2 Expansion Space Commencement Date Memorandum. When the Expansion Space Commencement Date is determined, the parties shall execute a Commencement Date Memorandum, in a form substantially similar to the form attached to the Lease as Exhibit "C" (modified as necessary to relate to the Expansion Space), setting forth the Expansion Space Commencement Date.

                  2.3 Early Entry. Tenant shall be permitted to enter the Premises prior to the Expansion Space Commencement Date for the sole purposes of constructing the Expansion Space Improvements in accordance with Exhibit "B" attached hereto and installing Tenant's trade fixtures and equipment. Any such entry shall be subject to and in accordance with all the terms and provisions of this Lease (and, for purposes of such application, the term "Premises" as used in the Lease shall be deemed to include the Expansion Space), including, without limitation, the provisions of Section 14(a) relating to Tenant's indemnification of Landlord.

         3.       Adjustments.

                  3.1 Square Footage. Effective as of the Expansion Space Commencement Date, the size of the Premises shall be deemed increased by reason of the inclusion of the Expansion Space, from approximately 39,676 rentable square feet to approximately 44,361 rentable square feet.

                  3.2 Base Rent. Commencing as of the Expansion Space Commencement Date, monthly Base Rent payable by Tenant under the Lease shall be increased by the sum of Nine Thousand One Hundred Thirty-five Dollars and Seventy-five Cents ($9,135.75) per month. Based upon such increase, the monthly Base Rent payable by Tenant under the Lease commencing on the Expansion Space Commencement Date and continuing during the balance of the initial Term shall be increased from Seventy-three Thousand Four Hundred Dollars and Sixty Cents ($73,400.60) to Eighty-two Thousand Five Hundred Thirty-six Dollars and Thirty-five Cents ($82,536.35). Concurrently with Tenant's execution of this Amendment, Tenant shall pay to Landlord the sum of Nine Thousand One Hundred Thirty-five Dollars and Seventy-five Cents ($9,135.75), which sum shall be applied by Landlord against the monthly Base Rent payable by Tenant for the first full calendar month following the Expansion Space Commencement Date, as increased above. Base Rent shall

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continue to be paid subject to and in accordance with Section 4 of the Lease.

                  If the Expansion Space Commencement Date is a date other than the first day of a calendar month, then the Base Rent for the calendar month during which the Expansion Space Commencement Date occurs shall be prorated on the basis of a thirty (30) day month, at the rate of the current monthly Base Rent for the period (i.e., $73,400.60) during such month from the first day of such month through and including the day immediately preceding the Expansion Space Commencement Date, and at the rate of the increased monthly Base Rent (i.e., $82,536.35) for the period during such month from and including the Expansion Space Commencement Date through and including the last day of such month.

                  3.3 Tenant's Percentage Share. Effective as of the Expansion Space Commencement Date, Tenant's Percentage Share of increases in Operating Expenses and Real Property Taxes shall be increased from 51% to 57%.

                  3.4 Parking Spaces. Effective as of the Expansion Space Commencement Date, the number of non-exclusive parking spaces available to Tenant pursuant to Section 30 of the Lease within the Building's parking facilities shall be increased from 130 to 147.

         4. Condition of the Expansion Space. Tenant agrees to accept the Expansion Space and all areas outside of the Expansion Space in "as is" condition as of the date that the Expansion Space is delivered by Landlord to Tenant, and Tenant acknowledges and agrees that Landlord has made no representation or warranty whatsoever to Tenant regarding the Expansion Space or the suitability of the Expansion Space, Common Areas and any of the facilities associated with the Expansion Space, for Tenant's stated or intended use. For purposes of applying Section 19 of the Lease to the surrender of the Expansion Space, the term "Commencement Date" as used therein shall mean the Expansion Space Commencement Date.

         5. Brokers. Each party warrants and represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment other than Colliers Parrish International, Inc. ("Broker") (whose commission is to be paid by Landlord pursuant to the terms of a separate written agreement between Landlord and Broker), and that it knows of no real estate broker or agent other than Broker who is or might be entitled to a commission in connection with this Amendment. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any other broker or individual for commissions or fees related to the use or alleged use of the services of any

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broker or individual by the indemnifying party. The foregoing indemnity and hold harmless obligations shall survive the expiration or sooner termination of the Lease.

         6.       General.

                  6.1 Effect of Amendment; Ratification. Except as otherwise modified by this Amendment, the Lease shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail.

                  6.2 Attorneys' Fees. The provisions of the Lease respecting payment of attorney's fees shall also apply to this Amendment.

                  6.3 Counterparts. If this Amendment is executed in counterparts, each counterpart shall be deemed an original.

                  6.4 Authority to Execute Amendment. Each individual executing this Amendment on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the partnership and/or corporation and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

                  6.5 Governing Laws. This Amendment and any enforcement of the agreements and modifications set forth above shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:                                   TENANT:

WHC-Six Real Estate Limited Partnership,    SEAGATE TECHNOLOGY, INC., a
a Delaware limited partnership              Delaware corporation
By: JER WHC-SIX Services, Inc., a           /s/ Jeffrey B. Nelson
    Virginia Corporation, its               By:
    Managing General Partner                -------------------------------
                                            Name: Jeffrey B. Nelson
                                            -----------------------------------
/s/Derrick McGavir                          Title: Vice President, Corp.
                                            Facilities
                                            -----------------------------------
By:_________________________                          and Real Estate

DERRICK MCGAVIR
Vice President

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                                   EXHIBIT "A"

                           Diagram of Expansion Space

          [To be attached with Expansion Space shown as cross-hatched]

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                                   EXHIBIT "B"

                                   WORK LETTER

                (Tenant Build-Out; Tenant Improvement Allowance)

         This Exhibit is attached to and made a part of that certain First Amendment to Lease dated January 16, 1996 ("Amendment"), by and between WHC-SIX REAL ESTATE LIMITED PARTNERSHIP, as "Landlord", and SEAGATE TECHNOLOGY, INC., as "Tenant", for the certain Expansion Space known as Suite 200, 19925 Stevens Creek Boulevard, Cupertino, California.

                  Unless otherwise defined herein, capitalized terms used in this Work Letter shall have the same meanings as set forth in the Amendment.

                  (a) PLANS AND SPECIFICATIONS. Tenant shall cause the construction of tenant improvements within the Expansion Space ("Tenant Improvements"), all in accordance with the provisions set forth below.

                           Within five (5) days after its execution of the
Amendment, Tenant shall deliver to Landlord preliminary plans ("Preliminary Plans"), to be utilized in the preparation of final working drawings and specifications for the Tenant Improvements. Promptly (but in no event less than five (5) business days) after its receipt of the Preliminary Plans, Landlord shall return the same to Tenant marked and accompanied by comments and Landlord's required revisions. Within five (5) days thereafter, Tenant shall submit two (2) sets of revised Preliminary Plans, revised to reflect and conform to Landlord's comments and requirements, to Landlord for its final review and approval. Within five (5) days following Landlord's approval of the Preliminary Plans, Tenant shall cause its architect to prepare and submit two (2) copies of working drawings and specifications ("Working Plans") to Landlord for its review and approval. Landlord shall advise Tenant promptly after Landlord's receipt of the Working Plans of any required revisions. Within five (5) days thereafter, Tenant shall submit two (2) copies of the revised Working Plans to Landlord for its final review and approval.

                           Concurrently with the above review and approval
process, Tenant shall submit all plans and specifications to the City of Cupertino ("City") and other applicable governmental agencies to obtain governmental approvals and issuance of necessary permits and licenses to construct the Tenant Improvements as shown on the Working Plans.

                  (b) CONSTRUCTION OF TENANT IMPROVEMENTS. Tenant shall cause the construction of the Tenant Improvements to be

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carried out in compliance with the Working Plans, all applicable zoning laws and regulations, applicable covenants, conditions and restrictions, and otherwise in compliance with the provisions of Section 10 of the Lease. Prior to the commencement of construction, Tenant shall obtain course of construction and builder's "all risk" insurance in such amounts and form as Landlord requires, liability insurance in the form and amounts required under the Lease, and such performance bonds in form and amounts as Landlord requires.

                           Tenant shall cause the construction of the Tenant
Improvements to be carried out with such materials, equipment, contractors and subcontractors as Tenant shall select, all of which shall be approved by Landlord. Landlord hereby approves of South Bay Construction as Tenant's general contractor for its construction of the Tenant Improvements, subject however to such general contractor complying with all applicable requirements of this Work Letter. Within ten (10) days after the approval of the final Working Plans in accordance with subparagraph (a) above or as soon as is reasonably possible thereafter, Tenant shall submit to Landlord for its review and approval (i) copies of all proposed construction contracts between Tenant and all contractors and between such contractors and all subcontractors for the Tenant Improvements, together with such background information on such contractors and subcontractors as Landlord may require; (ii) a listing of the make, model, type, grade and all other characteristics requested by Landlord, of all materials, equipment and fixtures which Tenant proposes to install in or use in connection with the Tenant Improvements; and (iii) a budget setting forth in itemized fashion the costs of all materials, equipment, fixtures, contractors, subcontractors, laborers, permits, fees, licenses, and all other costs and expenses Tenant proposes to incur in connection with the construction of the Tenant Improvements, specifically also including a development review fee to be paid to Landlord in connection with its review, oversight and related functions under this Work Letter in an amount equal to two and one-half percent (2.5%) of the total Allowance * (as defined below) utilized by Tenant pursuant to subparagraph
(d) below (hereafter collectively the "Tenant Improvements Costs"). All such matters shall be subject to the approval of Landlord prior to the commencement of construction of the Tenant Improvements, in Landlord's reasonable discretion.

                           Tenant shall have the responsibility to obtain all
necessary construction and building permits and licenses necessary for the construction of the Tenant Improvements. Tenant shall cause construction of the Tenant Improvements in a good and workmanlike manner in strict accordance with the approved Working Plans. All Tenant Improvements Costs shall be paid for by and shall be the sole responsibility of the Tenant (other than to the extent reimbursed by the Allowance as set forth below), including

*        PROVIDED BY LANDLORD

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without limitation all costs of utilities, services and insurance on the
Expansion Space arising out of the construction of the Tenant Improvements. All construction of the Tenant Improvements shall be performed and completed lien free, and Tenant hereby indemnifies and agrees to defend and hold Landlord and the Expansion Space free and harmless from any and all claims, losses, damages, actions and causes of action as may be incurred as a result of work performed or materials furnished in connection with construction of the Tenant Improvements. Landlord shall have the right to post notices of non-responsibility at such locations as Landlord may desire prior to the commencement of construction of the Tenant Improvements.

                  (c) CHANGE ORDERS. Tenant may from time to time request and obtain change orders during the course of construction of the Tenant Improvements, provided that:

                           (i) each such request shall be reasonable and in writing signed by or on behalf of Tenant;

                           (ii) each such request shall not result in any major structural change in the Building or Tenant Improvements;

                           (iii) Landlord shall have the sole and absolute right to approve or disapprove any requested change order, in Landlord's discretion;

                           (iv) all costs arising out of any approved change order, if any, shall be borne by Tenant;

                           (v) any resulting delay in the completion of the Tenant Improvements arising out of such change order shall not delay or extend the Commencement Date.

                  (d) ALLOWANCE. Landlord agrees to provide Tenant a tenant improvement allowance ("Allowance") in an amount up to, but not exceeding, Thirty-one Thousand One Hundred Two Dollars and Fifty Cents ($31,102.50) for the construction of the Tenant Improvements; provided, however, Tenant may elect to increase the Allowance to an amount up to, but not exceeding, Forty-one Thousand Four Hundred Seventy Dollars ($41,470) by providing Landlord with written notice of such election at the time Tenant submits to Landlord the budget described in the second paragraph of subparagraph (b) above. The Allowance shall be applied by Tenant against the Tenant Improvements Costs incurred in the construction of the Tenant Improvements which have been approved by the Landlord in Tenant's proposed budget pursuant to subparagraph (b) above, and the provisions for disbursement set forth below. In no event shall any portion of the Allowance be used for any purpose other than the approved costs in the budget

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for the Tenant Improvements Costs. Any and all costs in excess of the Allowance required to complete the construction of the Tenant Improvements in accordance with subparagraph (b) above shall be the sole and exclusive obligation and responsibility of Tenant.

                           On or before the fifth (5th) calendar day of every
month, Tenant shall submit to Landlord for its review and approval AIA Form No. G702 and No. G703 invoices (or comparable invoices acceptable to Landlord) for work performed and materials furnished to the Premises in connection with the construction of the Tenant Improvements ("Payment Request"). Each Payment Request shall be accompanied by a certification signed by the Tenant's general contractor and the Tenant's architect showing that the work reflected in such Payment Request was performed in accordance with the approved Working Plans and the terms of all approved construction contracts; and the total costs to construct the Tenant Improvements, including change orders, and the amount expended for such items to date and the estimated costs to complete the Tenant Improvements. In addition, each Payment Request shall be accompanied by lien release waivers from all contractors, subcontractors and materialmen to be paid through such Payment Request and, with respect to completed work, final lien release waivers, all in form and content acceptable to Landlord. Within ten (10) business days after Landlord's approval of each such Payment Request, Landlord shall cause to be disbursed to Tenant's general contractor an amount equal to ninety percent (90%) of such approved Payment Request times the ratio which the total Allowance to be utilized by Tenant bears to the total construction cost set forth in the certifications by Tenant's general contractor and architects. Landlord shall cause to be disbursed the ten percent (10%) retention amount, up to the limit of the Allowance, upon the issuance of an unqualified Certificate of Occupancy for the Expansion Space and the expiration of the period in which liens may be filed against the Premises by any contractor, subcontractor or materialmen furnishing goods or services thereto in connection with the Tenant Improvements.

                           In the event that the Allowance (as the same may be
increased pursuant to this subparagraph (d) above) is more than Thirty-one Thousand One Hundred Two Dollars and Fifty Cents ($31,102.50) ("Base Allowance Amount"), then the amount by which the Allowance (as so increased) exceeds the Base Allowance Amount shall be fully amortized over the period commencing on the Expansion Space Commencement Date through the balance of the initial Term of the Lease at a rate of eleven percent (11%) per annum ("Amortization Rate"), and all such amortized amounts shall be paid by Tenant to Landlord as Rent at the time and in the manner required for Tenant to pay monthly Base Rent as set forth in the Lease. Upon the occurrence of any Event of Default under the Lease, Landlord shall have the right, in addition to all other rights and remedies of Landlord, to accelerate the remaining

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principal balance of the excess Allowance amount amortized hereunder and to require that the entire amount thereof be immediately paid in full by Tenant. Should Tenant fail to pay such remaining principal amount within five (5) business days after such election by Landlord, such remaining principal amount shall thereafter bear interest at the Amortization Rate.

                  (e) RIGHTS OF LANDLORD. Throughout the course of construction of the Tenant Improvements, Landlord shall have the unconditional right to review and inspect such construction by and through its agents and employees, including without limitation Landlord's architect. If at any time Landlord disapproves of the materials or workmanship of the Tenant Improvements by Tenant, Landlord shall promptly give Tenant written notice thereof, specifying the deficiencies or defects therein. Upon receipt of any such notice, Tenant shall immediately commence correction of the defect or deficiency in a manner and to a condition acceptable to Landlord. Should Tenant fail to commence or complete any such correction as herein provided, or should Landlord deliver to Tenant three (3) or more such notices during the course of construction of the Tenant Improvements, Landlord shall have the immediate right to order the discontinuance of any further construction of the Tenant Improvements by or on behalf of Tenant, and Landlord may, but shall not be obligated to, complete the construction of such Tenant Improvements in accordance with the Working Plans. Should Landlord elect to complete the Tenant Improvements as herein provided, Landlord shall be entitled to any and all funds remaining in the Allowance to pay for the costs of completing said construction, and any additional costs incurred in connection therewith shall be the obligation of and shall be paid by Tenant within ten (10) days after written demand by Landlord. In addition, Landlord shall be entitled to a construction fee for the costs of administering and completing the Tenant Improvements in an amount equal to five percent (5%) of all costs incurred by Landlord in completing the Tenant Improvements, which fee shall not be part of the Allowance or the development review fee incorporated into the Tenant Improvement Costs.

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                            FIRST AMENDMENT TO LEASE

         I.       PARTIES AND DATE.

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") dated as of MAY 1, 1995 is entered into by and between WHC - SIX REAL ESTATE LIMITED PARTNERSHIP ("Landlord"), and SEAGATE TECHNOLOGY, INC. A DELAWARE CORPORATION ("Tenant").


         II.      RECITALS.

                  A. Landlord and Tenant entered into that certain Standard Form Lease dated as of APRIL 18, 1995, for the Premises known as 19925 STEVENS CREEK BOULEVARD, SUITE 150, CUPERTINO, California. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease.

                  B. Landlord and Tenant desire to modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date of this Amendment as indicated above.

         III.     MODIFICATIONS.

         Landlord and Tenant hereby agree that the Lease shall be modified and/or supplemented as follows:

TERM: The Term of the lease shall be extended one month for a total of 61 months at the same base rent.

OUTSIDE COMMENCEMENT DATE: The Outside Commencement Date of the lease shall be extended one month to August 1, 1995.

         IV.      GENERAL.

                  A. Effect of Amendment; Ratification: Except to the extent the Lease is modified by this Amendment, the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

                  B. Attorneys' Fees. The provisions of the Lease respecting payment of attorney's fees shall also apply to this Amendment.

                  C. Counterparts. If this Amendment is executed in counterparts, each counterpart shall be deemed an original.

                  D. Authority To Execute Amendment. Each individual executing this Amendment on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the partnership and/or corporation and agrees to deliver evidence of his or her authority to Landlord upon request by Landlord.

                  E. Governing Law. This Amendment and any enforcement of the agreements and modifications set forth above shall be governed by and construed in accordance with the laws of


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

         WHC-SIX Real Estate Limited Partnership, a Delaware limited partnership
By: JER WHC-SIX Services, Inc., a Virginia corporation, its Managing General Partner

                                                        /s/ Signature Illegible
                                                        By:
                                                           ---------------------
                                                        Name: Lawrence A. Corson
                                                              ------------------
                                                        Title: Vice President
                                                               -----------------
                                                                        "Tenant"

                                SEAGATE TECHNOLOGY, INC., a DELAWARE CORPORATION
                                ------------------------------------------------
                                                        /s/ Signature Illegible
                                                        By:
                                                           ---------------------
                                                        Name: R. A. Kundtz
                                                              ------------------
                                       Title: Sr. Vice President, Administration
                                              ----------------------------------

                             BASIC LEASE INFORMATION

DATE:             April 18, 1995

LANDLORD:         WHC-SIX REAL ESTATE LIMITED PARTNERSHIP

TENANT:           SEAGATE TECHNOLOGY, INC., a Delaware corporation

PREMISES:         Suite 150, 19925 Stevens Creek Boulevard, Cupertino, CA
                  (approx. 39,676 rentable sq. ft.)

USE:              General office use

TERM:             Sixty (60) months

OUTSIDE
COMMENCEMENT DATE: July 1, 1995

BASE RENT:        Months 01 - 60: $73,400.60 per month

TENANT'S PERCENTAGE
SHARE OF OPERATING
EXPENSES AND REAL
PROPERTY TAXES:     Fifty-one percent (51%)

BASE YEAR:          First twelve (12) months of Term

SECURITY DEPOSIT:   None

ADVANCE RENT:       $73,400.60

BROKER:             LANDLORD: Colliers Parrish International, Inc.

                    TENANT: Colliers Parrish International, Inc.

CONTRACT MANAGER:   O'Donnell Property Services, Inc.

ADDRESS FOR NOTICES:       LANDLORD: c/o O'Donnell Property Services, Inc.
                                     2201 Dupont Drive, Ste. 100
                                     Irvine, CA 92715 Attn: J.R. Wetzel
                           CONTRACT 1737 N. First St., Ste. 580
                           MANAGER: San Jose, CA 95112
                                    Attn: Mark Schmidt

                           TENANT: Prior to Commencement Date:

                                   920 Disc Drive
                                   Scotts Valley, CA 95067

                                   Following Commencement Date:

                                   The Premises


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TENANT IMPROVEMENTS: See Exhibit B

                              Exhibits A, B, C, D, E, F, G and H

                              /s/ Signature Illegible/s/ Signature Illegible

INITIALS:                     ____________________________

                              LANDLORD               TENANT

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THIS LEASE, which is effective as of the date set forth in the Basic Lease
Information, is entered into by Landlord and Tenant, as set forth in the Basic Lease Information. Terms which are capitalized in this Lease shall have the meanings set forth in the Basic Lease Information.

         1. Premises. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises described in the Basic Lease Information, together with the right in common to use the Common Areas of the Building and the Property (the term "Building" shall mean that certain building shown on Exhibit "A" and commonly known as 19925 Stevens Creek Boulevard and "Property" shall mean all of the real property shown on Exhibit "A"). The Common Areas shall mean the areas and facilities within the Building and the Property provided and designated by Landlord for the general use, convenience or benefit of Tenant and other tenants and occupants of the Building (e.g., common entrances and hallways; restrooms; trash disposal facilities; janitorial, telephone and electrical closets; and unreserved parking areas).

         2.       Term.

                  (a) Lease Term. The Term of this Lease shall commence on the Commencement Date (as defined in Subsection 2(b)) and, unless terminated on an earlier date in accordance with the terms of this Lease, shall extend for the period (i.e., Term) specified in the Basic Lease Information.

                  (b) Commencement Date. The "Commencement Date" of this Lease shall be the earliest to occur of the following, as reasonably determined by Landlord: (i) the date the applicable local governmental authority (e.g., the city in which the Building is located) approves the improvements ("Improvements") which Tenant is to construct pursuant to Exhibit "B", as evidenced by a final signed-off building permit or certificate of occupancy for the Improvements; (ii) the date Landlord's architect certifies that the Improvements have been substantially completed (except for punch list items); or
(iii) the date Tenant occupies the Premises. Notwithstanding the foregoing, in no event shall the Commencement Date be later than the Outside Commencement Date set forth in the Basic Lease Information (i.e., July 1, 1995).

                  (c)      [Intentionally Omitted.]

                  (d) Commencement Date Memorandum. When the Commencement Date is determined, the parties shall execute a Commencement Date Memorandum, in the form attached hereto as Exhibit "C", setting forth the Commencement Date and the expiration date ("Expiration Date") of this Lease.

                  (e)      Early Entry. Tenant is permitted to enter the

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Premises prior to the Commencement Date for the purposes of fixturing or any purpose other than occupancy permitted by Landlord, the entry shall be subject to all the terms and provisions of this Lease, except that the payment of Rent shall commence as of the Commencement Date.

         3.       Rent.

                  (a) Rent. As used in this Lease, the term "Rent" shall include: (i) the Base Rent; (ii) Tenant's Percentage Share of the total dollar increase, if any, in the Operating Expenses paid or incurred by Landlord during the calendar year over the Operating Expenses paid or incurred by Landlord in the Base Year ("Base Year") specified in the Basic Lease Information; provided, however, that if the Building are less then ninety-five percent (95%) occupied during the Base Year, the Base Year Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses for the Base Year if ninety-five percent (95%) of the total rentable area of the Building were occupied; (iii) Tenant's Percentage Share of the total dollar increase, if any, in the Real Property Taxes paid or incurred by Landlord during the calendar year over the Real Property Taxes paid or incurred during the Base Year; and (iv) all other amounts which Tenant is obligated to pay under the terms of this Lease.

                  (b) Unpaid Rent. Any amount of Rent which is not paid within five (5) business days after the date when due shall bear interest from the date due until the date paid at the rate ("Interest Rate") which is the lesser of twelve percent (12%) per annum or the maximum rate permitted by law.

                  (c) Late Payment Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and any other sums to be paid to Landlord hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of Rent of any other sums due from Tenant shall not be received by Landlord within five (5) business days after the date when due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  (d) Payments. All payments due from Tenant to Landlord shall be paid to Contract Manager (or such other entity designated by Landlord), without prior demand or notice, deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder or to such other person at such other place as Landlord may from time to time designate by notice to Tenant.

         4. Base Rent. Tenant shall pay Base Rent and all other amounts owing under this Lease as Rent to Contract Manager (or other entity designated by Landlord), in advance, on the first day of each calendar month of the Term, at Contract Manager's address for notices (as set forth in the Basic Lease Information) or at such other address as Landlord may designate. The Base Rent shall be the amount set forth in the Basic Lease Information. Notwithstanding the foregoing, Tenant shall pay the Base Rent for the first (1st) month of the Term concurrently with its execution of this Lease.

         5.       Additional Rent - Annual Rent Adjustment/Operating Expenses.

                  (a) Increase in Operating Expenses. Tenant shall pay as Rent Tenant's Percentage Share of the total dollar increase, if any, in the Operating Expenses paid or incurred by Landlord during each twelve (12) month period following the Base Year (each such twelve (12) month period being hereinafter referred to as a "Lease Year") over the Operating Expenses paid or incurred by Landlord during the Base Year.

                  (b) Operating Expenses. The term "Operating Expenses" shall mean (i) all of Landlord's direct costs and expenses of operation, repair and maintenance of the Building and the Property, including the Common Areas and supporting facilities, as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (ii) costs, or a portion thereof, properly allocable to the Building or Common Areas of any capital improvements made to the Building or Common Areas by Landlord after the date of this Lease which comprise labor-saving devises or other equipment which Landlord reasonably determines are necessary to improve the operating efficiency of any system within the Building or Common Areas (such as an energy management computer system); and (iii) costs properly allocable to the Building or Common Areas of any capital improvements made to the Building or Common Areas by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building and Common Areas at the time they were constructed, or that are reasonably required for the health and safety of tenants in the Building. If Landlord elects to self-insure or includes the Property under blanket insurance policies covering multiple properties, then the term "Operating Expenses" shall include the portion of the cost of such self-insurance or blanket insurance allocated by Landlord to this Property. If less than ninety-five percent (95%) of the rentable area of the Building is occupied, Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses if ninety-five percent (95%) of the total rentable area of the Building were occupied.

         Notwithstanding the foregoing, for purposes of calculating Tenant's Percentage Share of increases in Operating Expenses (i) in no event shall Operating Expenses (excluding insurance costs, expenses and deductibles) increase by more than six percent (6%) per Lease Year, and (ii) in the event the cost of any capital improvement made by or at the direction of Landlord exceeds the sum of Ten Thousand Dollars ($10,000), then the cost thereof in excess of Ten Thousand Dollars ($10,000) shall be amortized over the useful life of the improvement in question (as reasonably determined by Landlord), together with interest upon the unamortized balance at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing the capital improvements, and the unamortized Ten Thousand Dollars ($10,000) shall be included as part of "Operating Expenses" during the year in which the capital improvement in question was completed, and the amortized excess amount shall be included as part of "Operating Expenses" over the useful life of the capital improvement in question.

                  (c) Estimates of Increases in Operating Expenses. During the last month of the Base Year and each Lease Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of any amount of Operating Expenses in excess of the Operating Expenses incurred in the Base Year and the amount of the increase which will be payable for the ensuing Lease Year. On or before the first day of each month during the ensuring Lease Year, Tenant shall pay to Landlord one-twelfth (1/12) of the estimated amount; provided, however, that if notice is not given in the last month described above, Tenant shall continue to pay on the basis of the then applicable Rent until the month after the notice is given. If at any time it appears to Landlord that the increased amount payable for the current Lease Year will vary from Landlord's estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised estimate for the Lease Year in question, and subsequent payments by Tenant for such Lease Year shall be based on the revised estimate; provided, however, that Landlord shall not give notice of a revised estimate for any Lease Year more frequently than once a calendar quarter.

                  (d) Annual Adjustment. Within one hundred twenty (120) days after the close of each Lease Year of the Term, or as soon after the one hundred twenty (120) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustment to the Operating Expenses for the prior Lease Year. If, on the basis of the statement, Tenant owes an amount that is less than the estimated payments for the Lease Year previously made by Tenant, Landlord shall apply the excess to the next payment of increased Operating Expenses due. If, on the basis of the statement, Tenant owes an amount that is more than the estimated payments for the Lease Year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The statement of Operating Expenses shall be presumed correct and shall be deemed final and binding upon Tenant unless (i) Tenant in good faith objects in writing thereto within thirty (30) days after delivery of the statement to Tenant (which writing shall state, in reasonable detail, all of the reasons for the objection); and (ii) Tenant pays in full, within thirty (30) days after delivery of the statement to Tenant, any amount owed by Tenant with respect to the statement which is not in dispute. If Tenant objects to Landlord's allocation to this Property of the cost of self-insurance or blanket insurance, such allocation shall nonetheless be presumed correct and shall be deemed final and binding upon Tenant unless Tenant's timely written objection includes credible evidence that Landlord could have obtained substantially comparable insurance coverage for this Property alone at lower cost.

         6. Additional Rent - Annual Rent Adjustments/Real Property Taxes.

                  (a) Increase in Real Property Taxes. Tenant shall pay as Rent Tenant's Percentage Share of the total dollar increase, if any, in the Real Property Taxes paid or incurred by Landlord in each Lease Year over the Real Property Taxes paid or incurred by Landlord during the Base Year.

                  (b) Real Property Taxes. The term "Real Property Taxes" shall mean any ordinary or extraordinary form of assessment or special assessment, license fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax, other than net income, premium, estate, succession, inheritance, transfer or franchise taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government for any maintenance or improvement or other district or division thereof, relating to all or any part of the property, including the Building and Premises. The term shall include all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Premises, Building and/or Property, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees, and other governmental charges (including, but not limited to, charges for traffic facilities, improvements, child care, water services studies and improvements, and fire services studies and improvements) for amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvement, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises, Building or Property or become payable during the Term.

                  Landlord may, in its sole discretion but without obligation, contest the amount or validity of any Real Property Taxes at any time during the Term. In the event Tenant desires to contest the amount or validity of any Real Property Taxes not otherwise contested by Landlord during the Term, Tenant shall first provide Landlord with written notice of such desire. Within thirty (30) days of such notice, Landlord shall elect to either pursue such contest itself or permit Tenant to pursue such contest. In the event Landlord elects to permit Tenant to pursue such contest, then, and only then, Tenant may contest the amount or validity of the Real Property Taxes in question by appropriate proceedings, provided that Tenant gives Landlord prior notice of any such contest and keeps Landlord advised as to all proceedings, and provided further that Tenant shall continue to reimburse Landlord pursuant to Section 6(d) below for Landlord's payment of such Real Property Taxes unless such proceedings shall operate to prevent or stay such payment and the collection of the tax so contested. Landlord shall join in any such proceedings if any applicable laws, statutes, ordinances or government rule, regulation or requirement shall so require, provided that Tenant shall hold harmless, indemnify, protect and defend Landlord from and against any liability, claim, demand, cost or expense in connection therewith, including, but not limited to, actual attorneys' fees and costs reasonably incurred.

                  (c) Acknowledgment of Parties. It is acknowledged by Landlord and Tenant that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election, and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which formerly may have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition 13 or any other cause are to be included within the definition of Real Property Taxes for purposes of this Lease.

                  (d) Estimates of Increases in Real Property Taxes. During the last month of the Base Year and each Lease Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice if Landlord estimates that the Real

Property Taxes will exceed the Real Property Taxes incurred in the Base Year, and the amount of the increase which will be payable for the ensuing Lease Year. On or before the first day of each month during the ensuring Lease Year, Tenant shall pay to Landlord one-twelfth (12th) of the estimated amount; provided, however, that if notice is not given in the last month described above, Tenant shall continue to pay on the basis of the then applicable Rent until the month after the notice is given. If at any time it appears to Landlord that the increased amount payable for the current Lease Year will vary from Landlord's estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised estimate for the Lease Year in question, and subsequent payments by Tenant for such Lease Year shall be based on the revised estimate; provided, however, that Landlord shall not give notice of a revised estimate for any Lease Year more frequently than once a calendar quarter.

                  (e) Annual Adjustment. Within one hundred twenty (120) days after the close of each Lease Year of the Term, or as soon after the one hundred twenty (120) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustment to the Real Property Taxes for the prior Lease Year; the statement shall be final and binding upon Landlord and Tenant. If, on the basis of the statement, Tenant owes an amount that is less than the estimated payments for the Lease Year previously made by Tenant, Landlord shall apply the excess to the next payment of increased Real Property Taxes due. If, on the basis of the statement, Tenant owes an amount that is more than the estimated payments for the Lease Year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

                  (f) Taxes on Tenant Improvements and Personal Property. Notwithstanding any other provision hereof, Tenant shall pay the full amount of any increase in Real Property Taxes during the Term resulting from any and all alterations and tenant improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay, prior to delinquency, all taxes assessed or levied against Tenant's personal property in, on or about the Premises. When possible, Tenant shall cause its personal property to be assessed and billed separately from the real or personal property of Landlord.

         7. Proration of Rent. If the Commencement Date is not the first day of the month, or if the end of the Term is not the last day of the month, Rent shall be prorated on a monthly basis (based upon a thirty (30) day month) for the fractional month during the month which this Lease commences or terminates. The termination of this Lease shall not affect the obligations of Landlord and

Tenant pursuant to Subsections 5(d) and 6(e) which are to be performed after the termination.

         8. Condition of Premises. Tenant agrees to accept the Premises, the Common Areas and all of the areas outside of the Premises in "as-is" condition as of the date that possession of the Premises are delivered by Landlord to Tenant, and acknowledges and agrees that Landlord has made no representation or warranty whatsoever to Tenant regarding the Premises or the suitability of the Premises, Common Areas and any of the facilities associated with the Premises, for Tenant's stated or intended use. Notwithstanding the foregoing, Landlord shall be responsible for making any alterations or improvements to the Common Areas that may be required to be made by applicable law and regulations. The cost of any such alterations or improvements shall be borne solely by Landlord, unless the alterations or improvements in question are made necessary due to Tenant's particular use of the Premises, in which event Tenant shall reimburse Landlord for such costs and expenses within fifteen (15) days following Landlord's written demand therefor.

         9.       Uses of Premises.

                  (a) Tenant shall use the Premises solely for the use set forth in the Basic Lease Information, and Tenant shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord, which consent shall be given or withheld in the sole and absolute discretion of Landlord with the requirement of reasonableness in the exercise of that discretion. Tenant shall, at its own cost and expense, comply with all laws, rules, regulations, orders, permits, licenses and ordinances issued by any governmental authority which relate to the condition, use or occupancy of the Premises during the Term of this Lease. Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises) to other tenants in the Building.

                  (b) "Hazardous Substance" shall mean the substances included within the definitions of the term "Hazardous Substance" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., and the California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code Section 25300 et seq., and regulations promulgated thereunder, as amended. "Hazardous Waste" shall mean (a) any waste listed as or meeting the identified characteristics of a "Hazardous Waste" under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., and regulations promulgated pursuant thereto, collectively "RCRA", or (b) any waste meeting the identified characteristics of "Hazardous Waste" under California Hazardous Waste Control Law, California Health and Safety Code Section 25100 et seq., and regulations promulgated pursuant thereto, collectively "CHWCL". "Hazardous Waste Facility" shall mean a hazardous waste facility as defined under CHWCL.

                  (c) Tenant covenants that, at its sole cost and expense, it will comply with all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of hazardous substances or wastes, and Tenant will provide Landlord with copies of all permits, registrations or other similar documents that authorize Tenant to conduct any such activities in connection with its authorized use of the Premises. Additionally, Tenant agrees to comply with the Rules and Regulations attached hereto as Exhibit "E" (the "Rules"), the requirements of the Board of Fire Underwriters or Landlord's insurance carrier, and to comply with covenants, conditions and restrictions ("CC&Rs") applicable to the Building.

                  (d) Tenant agrees that it shall not operate on the Premises any facility required to be permitted or licensed as a Hazardous Waste Facility or for which interim status as such is required. Nor shall Tenant store any Hazardous Wastes on the Premises for ninety (90) days or more.

                  (e) Tenant agrees to comply with all applicable laws, rules, regulations, orders, and permits relating to underground storage tanks (including any installation, monitoring, maintenance, closure and/or removal of such tanks) as such tanks are defined in California Health and Safety Code,
Section 25281(u), including, without limitation, complying with California Health and Safety Code Section 25280-25299.6 and the regulations promulgated thereunder. Tenant shall furnish to Landlord copies of all registrations and permits for all underground storage tanks.

                  (f) If applicable, Tenant shall provide to Landlord in writing the following information and/or documentation at the Commencement Date and within sixty (60) days of any change in the required information and/or documentation:

                        (i) A list of all hazardous substances and/or wastes that Tenant uses, handles, generates, transports, stores, treats or disposes in connection with its operations on the Premises.

                        (ii) Copies of all Material Safety Data Sheets ("MSDSs") required to be completed with respect to operations of Tenant at the Premises in accordance with Title 8, California Code of Regulations Section 5194 or 42 U.S.C. Section 11021, or any amendments thereto. In lieu of this requirement, Tenant may provide a Hazardous Materials Inventory Sheet that details the MSDSs.

                        (iii) Copies of all hazardous waste manifests, as defined in Title 22, California Code of Regulations Section 66481, that Tenant is required to complete in all connections with its operations at the Premises.

                        (iv) A copy of any Hazardous Materials Management Plans required with respect to Tenant's operations.

                        (v) Copies of any Contingency Plans and Emergency Procedures required of Tenant due to its operations in accordance with Title 22, Chapter 30, Article 20, of the California Code of Regulations, and any amendments thereto.

                        (vi) Copies of any biennial reports to be furnished to California Department of Health Services relating to hazardous substances or wastes.

                        (vii) Copies of all industrial waste water discharge

permits.

                  (g) Tenant shall secure Landlord's prior written approval for any proposed receipt, storage, possession, use, transfer or disposal of "Radioactive Materials" or "Radiation", as such materials are defined in Title 17, California Code of Regulations Section 30100(w) and (z) or possessing the characteristics of the materials so defined, which approval Landlord may withhold in its sole and absolute discretion. The Tenant in connection with any authorized receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation shall:

                        (i) Comply with all federal, state and local laws, rules, regulations, orders, licenses and permits;

                        (ii) Furnish Landlord with a list of all radioactive materials or radiation received, stored, possessed, used, transferred or disposed; and

                        (iii) Furnish Landlord with all licenses, registration materials, inspection reports, orders and permits in connection with the receipt, storage, possession, use, transfer or disposal or radioactive materials or radiation.

                  (h) Tenant shall comply with any and all applicable laws, rules, regulations, and orders with respect to the release into the environment of any hazardous wastes or substances or radiation or radioactive materials. Tenant shall notify Landlord in writing of any unauthorized release into the environment within twenty-four (24) hours of the time at which Tenant becomes aware of such release.

                  (i) Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, losses (including, but not limited to, loss of rental income and loss due to business interruption), damages (including diminution in value or loss of rental value following expiration or earlier termination of the Term), liabilities, costs, legal fees, and expenses of any sort arising out of or relating to any unauthorized release into the environment of Hazardous Substances or Hazardous Wastes or Radioactive Materials by Tenant or any of Tenant's agents, contractors or invitees, or Tenant's failure to comply with Subparagraphs (a)-(h) of this section of the Lease. Tenant shall not be responsible for any unauthorized release into the environment of Hazardous Substances or Hazardous Wastes or Radioactive Materials by Landlord or Landlord's agents or contractors.

                  (j) Tenant agrees to cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials. Upon request, Tenant agrees to grant Landlord reasonable access at reasonable times to the Premises to inspect Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of hazardous substances or wastes or radiation or radioactive materials without being deemed guilty of any disturbance of Tenant's use or possession and without being liable to Tenant in any manner.

                  (k) Notwithstanding Landlord's rights of inspection and review under this paragraph, Landlord shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Landlord to conduct any sort of inspection or review by reason of the provisions of this paragraph.

                  (l) Tenant shall fully complete, execute and, concurrently with Tenant's execution and delivery of this Lease to Landlord, deliver to Landlord an Environmental Questionnaire and Disclosure Statement in the form attached to this Lease as Exhibit "F." The completed Environmental Questionnaire and Disclosure Statement shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to fully rely on the information contained therein.

                  (m) This Section 9 of the Lease shall survive termination of the Lease.

         10.      Alterations.

                  (a) Permitted Alterations. Tenant shall give Landlord not less than ten (10) days' notice of any alteration Tenant desires to make to the Premises. Tenant shall not make any alteration in, or about the Premises without the prior written consent of Landlord unless the alteration does not affect the Building structure, the exterior appearance of the Building, the roof or the Building systems (e.g., electrical systems) and the cost of the alterations is not in excess of Five Thousand Dollars ($5,000). Tenant shall comply with all rules, laws, ordinances and requirements at the time Tenant makes any alteration and shall deliver to Landlord a complete set of "as built" plans and specifications for each alteration. Tenant shall be solely responsible for maintenance and repair of all alterations made by Tenant. As used in this Section, the term "alteration" shall include any alteration, addition or improvement.

                  (b) Liens. If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanics' lien or other lien is filed against the Premises, the Building, the Property or against other property of Landlord (whether or not the lien is valid or enforceable), Tenant shall, at its own expense, cause it to be discharged of record within a reasonable time, not to exceed thirty (30) days, after the date of the filing. In addition, Tenant shall defend and indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting from the lien.

                  (c) Ownership of Alterations. Any alteration made by Tenant shall immediately become Landlord's property (other than removable fixtures). Except as provided in Subsection 10(d), Landlord may require Tenant at Tenant's sole expense and by the end of the Term, to remove any alterations made by Tenant and to restore the Premises to its condition prior to the alteration; provided, however, Tenant shall have no obligation to remove the Tenant Improvements constructed by Tenant pursuant to Exhibit "B" attached to this Lease.

                  (d) Request Regarding Removal Obligation. At the time that Tenant requests Landlord's consent to any alteration, Tenant may request that Landlord notify Tenant if Landlord will require Tenant, at Tenant's sole expense to remove any or all of the alteration by the end of the Term, and to restore the premises to its condition prior to the alteration.

         11.      Repairs.

                  (a) Tenant's Obligations. Tenant, at all times during the Term and at Tenant's sole cost and expense, shall keep the

Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto not caused by Tenant, by fire, earthquake, acts of God or the elements excepted. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect.

                  (b) Landlord's Obligations. Landlord, at all times during the Term and at its sole cost and expense, shall keep the structural portions of the roof, the exterior walls and the foundation of the Building in good condition and repair, ordinary wear and tear excepted and subject to Section 12 below. Landlord shall not be required to make any repairs under this Section 11(b) unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. Landlord's repair obligations under this Section 11(b) shall be limited to the cost of effecting the repair in question and in no event shall Landlord be liable for any costs or expenses in excess of said amounts, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant.

         12.      Damage or Destruction.

                  (a) Landlord's Obligations to Rebuild. If the Premises are damaged or destroyed, Landlord shall promptly and diligently repair the Premises unless Landlord has the option to terminate this Lease as provided herein, and Landlord elects to terminate.

                  (b) Right to Terminate. Landlord and Tenant each shall have the option to terminate this Lease if the Premises or the Building is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, if Landlord reasonably determines that the repair of the Premises or the Building cannot be completed within one hundred eighty (180) days after the casualty. If a party desires to exercise the right to terminate this Lease as a result of a casualty, the party shall exercise the right by giving the other party written notice of its election to terminate within thirty (30) days after the damage or destruction, in which event this Lease shall terminate fifteen (15) days after the date of the notice. If neither Landlord nor Tenant exercises the right to terminate this Lease, Landlord shall promptly commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the repair diligently to completion, in which event this Lease shall continue in full force and effect.

                  (c) Limited Obligation to Repair. Landlord's obligation,should Landlord elect or be obligated to repair or rebuild, shall be limited to the Building shell and any tenant improvements which are constructed and paid for by Landlord pursuant to Exhibit "B." Tenant, at its option and expense, shall replace or fully repair all trade fixtures, equipment and other improvements installed by Tenant and existing at the time of the damage or destruction.

                  (d) Abatement of Rent. In the event of any damage or destruction to the Premises which does not result in termination of this Lease, the Base Rent shall be temporarily abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing during the period required by Landlord to substantially complete its repair and restoration of the premises; provided, however, that nothing herein shall preclude Landlord from being entitled to collect the full amount of any rent loss insurance proceeds. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by any damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereafter enacted.

                  (e) Damage Near End of Term and Extensive Damage. In addition to the rights to termination under Subsection 12(b), either Landlord or Tenant shall have the right to cancel and terminate this Lease as of the date of the occurrence of destruction or damage if the Premises or the Building is substantially destroyed or damaged (i.e., there is damage or destruction which Landlord determines would require more than three (3) months to repair) and made untenantable during the last twelve (12) months of the Term. Landlord or Tenant shall give notice of its election to terminate this Lease under this Subsection 12(e) within thirty (30) days after Landlord determines that the damage or destruction would require more than three (3) months to repair. If neither Landlord nor Tenant elects to terminate this Lease, the repair of the damage shall be governed by Subsection 12(a) or 12(b) as the case may be.

                  (f) Insurance Proceeds. If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from the damage to the Building, except for those proceeds which specifically insured Tenant's interests.

         13.      [Intentionally Omitted.]

         14.      Indemnity and Insurance.

                  (a) Indemnity. Except for Landlord's active negligence, Tenant shall be responsible for, and shall indemnify Landlord and its agents, employees, contractors, officers and directors and hold them harmless from, any and all liability for any loss, damage or injury to person or property occurring in, on or about the Premises, and Tenant hereby releases Landlord and its agents, employees, contractors, officers and directors from any and all liability for the same. Tenant's obligation to indemnify Landlord and its agents, employees, contractors, officers and directors hereunder shall include the duty to defend against any claims asserted by reason of any loss, damage or injury, and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

                  (b) Insurance. At all times during the term of this Lease, Tenant shall carry, at its own expense, for the protection of Tenant, Landlord, Landlord's constituent parts and Landlord's management agents, as their interest may appear, one or more policies of commercial general public liability and property damage insurance, issued by one or more insurance companies licensed to do business in California, with minimum coverages of One Million Dollars ($1,000,000) combined single limit for injury to persons or property damage per accident and insuring against any and all liability for which Tenant is responsible under this Lease. The insurance policy or policies shall name Landlord, Landlord's constituent parts and Landlord's management agents (including, without limitation, J.E. Robert Companies and O'Donnell Property Services, Inc.) as additional insureds, and shall provide that the policy or policies may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with certificates evidencing the insurance. If Tenant fails to carry the insurance and furnish Landlord with certificates of insurance after a request to do so, Landlord shall have the right to obtain the insurance and collect the cost thereof from Tenant as additional Rent.

         15.      Assignment and Subletting.

                  (a) Landlord's Consent. Tenant shall not assign, sublet or otherwise transfer all or any portion of Tenant's interest in this Lease (collectively "sublet") without Landlord's prior written consent, which consent shall not be unreasonably withheld. Consent by Landlord to one sublet shall not be deemed to be a consent to any subsequent sublet.

                  (b) Effect of Sublet. Each sublet to which Landlord has consented shall be by an instrument in writing, in a form satisfactory to Landlord as evidenced by Landlord's written approval. Each sublessee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease, and Landlord shall have the right to proceed against Tenant without proceeding against the subtenant.

                  (c) Information to be Furnished. If Tenant desires at any time to sublet the Premises, Tenant shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed subtenant; (ii) the nature of the proposed subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease and a copy of the proposed sublease form; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed subtenant.

                  (d) Landlord's Election. At any time within five (5) business days after Landlord's receipt of the information specified in Subsection 15(c), Landlord may, by written notice to Tenant, elect either (i) to consent to the sublet by Tenant; or (ii) to refuse its consent to the sublet. If Landlord fails to elect either of the alternatives within the five (5) business day period, it shall be deemed that Landlord has refused its consent to the sublet. If Landlord refuses its consent, Landlord shall deliver to Tenant a statement of the basis for its refusal. Any attempted sublet without Landlord's consent shall not be effective.

                  (e) Payment Upon Sublet. If Landlord consents to the sublet, Tenant may thereafter enter into a valid sublet of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to Subsection 15(c), subject to the condition that fifty percent (50%) of any excess of the monies due to Tenant under the sublet ("subrent") over the Rent required to be paid by Tenant hereunder shall be paid to Landlord. Any subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Base Rent payable to Landlord hereunder pursuant to the terms of Section 4. The term "subrent" as used herein shall include any consideration of any kind received, or to be received, by Tenant from the subtenant, if the sums are related to Tenant's interest in this Lease or in the Premises, including, without limitation, bonus money, and payments (in excess of fair market value thereof) for Tenant's assets, fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership of Tenant.

                  (f) Executed Counterparts. No sublet shall be valid nor shall any subtenant take possession of the Premises until an executed counterpart of the sublease has been delivered to Landlord and approved in writing.

                  (g) Transfer to Purchaser. A transfer of this Lease to one or more purchasers of a majority interest in Tenant shall be deemed a sublet under this Lease.

                  (h) Transfers to Affiliates. Tenant may assign this Lease or sublet the Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as going concern of the business that is being conducted on the Premises, provided that the assignee assumes, in full, the obligations of Tenant under this Lease.

         16.      Default.

                  (a) Tenant's Default. At the option of Landlord, a material breach of this Lease by Tenant shall exist if any of the following events (severally, "Event of Default"; collectively, "Events of Default") shall occur: (i) if Tenant shall have failed to pay Rent, including Tenant's Percentage Share of increased Operating Expenses, Tenant's Percentage Share of increased Real Property Taxes, or any other sum required to be paid hereunder within three (3) days after the date when due, together with interest at the Interest Rate, from the date the amount became due through the date of payment, inclusive; (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure the breach within fifteen (15) days after written notice from Landlord if the breach could reasonably be cured within the fifteen
(15) day period; provided, however, if the failure could not reasonably be cured within the fifteen (15) day period, then Tenant shall not be in default unless it has failed to promptly commence and thereafter continue to make diligent and reasonable efforts to cure the failure as soon as practicable as reasonably determined by Landlord; (iii) if Tenant shall have assigned its assets for the benefit of its creditors; (iv) if the sequestration of, attachment of, or execution on, any material part of the property of Tenant or any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of the property within thirty
(30) days thereafter, or prior to sale pursuant to any sequestration, attachment or levy, whichever is earlier; (v) if Tenant shall have failed to continuously and uninterruptedly conduct its business in the Premises, or shall have abandoned or vacated the Premises; (vi) if a court shall have made or entered any decree or order adjudging Tenant to be insolvent, or approving as property filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and the decree or order shall have continued for a period of thirty (30) days; (vii) if Tenant shall make or suffer any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provision of the federal Bankruptcy Laws or any applicable state law; or (viii) if Tenant shall have failed to comply with the provisions of Section 24 or 26. An Event of Default shall constitute a default under this Lease.

                  (b) Remedies Upon Tenant's Default. Upon an Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                           (i)      Landlord may continue this Lease in full
force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet it, or any part of it, to third parties for Tenant's account, provided that any Rent in excess of the Rent due hereunder shall be payable to Landlord. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the dates the Rent is due, less the Rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this Subsection (i) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

                           (ii)     Landlord may terminate Tenant's right to
possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant's costs and to recover from Tenant as damages: (a) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (1) in retaking possession of the Premises, including reasonable attorneys' fees and costs therefor; (2) maintaining or preserving the Premises for reletting to a new tenant, including repairs or alterations to the Premises for the reletting; (3) leasing commissions; (4) any other costs necessary or appropriate to relet the Premises; and (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

         The "worth at the time of award" of the amounts referred to in Subsections (ii)(a) and (ii)(b) is computed by allowing interest at the lesser of twelve percent (12%) per annum or the maximum rate permitted by law, on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Subsection (ii)(c) is computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                  (c) Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform the obligation; provided, however, that if the nature of Landlord obligation is such that more than thirty (30) days are required for its performance, then Landlord, shall not be deemed to be in default if Landlord shall commence the performance within the thirty (30) day period and thereafter shall diligently prosecute the same to completion.

         17. Landlord's Right to Perform Tenant's Covenants. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall de due and payable by Tenant on the next day after any payment by Landlord, together with interest thereon at the Interest Rate, from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

         18.      [Intentionally Omitted.]

         19. Surrender of Premises. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises and the Property in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. On the expiration or early termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition as of the Commencement Date, normal wear and tear excepted. Tenant shall remove from the Premises all of Tenant's personal property, trade fixtures and any alterations required to be removed pursuant to Section 10. Tenant shall repair damage or perform any restoration work required by the removal. If Tenant fails to remove any personal property, trade fixtures or alterations after the end of the Term, Landlord may remove the property and store it at Tenant's expense, including interest at the Interest Rate. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

         20. Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term or the termination of this Lease, the tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, Base Rent shall be increased in an amount equal to one hundred and twenty-five percent (125%) of the Base Rent during the last month of the Term (including any extensions), and any other sums due under this Lease shall be payable in the amount, and at the times, specified in this Lease. The month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained in this Lease and Tenant shall vacate the Premises immediately upon Landlord's request.

         21. Access to Premises. Tenant shall permit Landlord and its agents to enter the Premises at all reasonably scheduled times upon reasonable notice, except in the case of an emergency (in which event no notice shall be necessary), to inspect the Premises; to post Notices of Nonresponsibility and similar notices and to show the Premises to interested parties such as prospective mortgagors, purchasers and tenant; to make necessary alterations, additions, improvements or repairs either to the Premises, the Building, or other premises within the Building; and to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's operations.

         22. Signs. The size, design, color, location and other physical aspects of any sign in or on the Building shall be subject to the CC&Rs, Rules and Landlord's reasonable approval prior to installation, and to any appropriate municipal or other governmental approvals. The costs of any permitted sign, and the costs of its installation, maintenance and removal, shall be at Tenant's sole expense and shall be paid within ten (10) days of Tenant's receipt of a bill from Landlord for the costs. Landlord will provide initial directory and suite signage at Landlord's expense.

                  Tenant shall be permitted to install a monument sign on the Project, subject to and in accordance with the terms and conditions of this paragraph. Such monument sign shall be installed by Tenant at its sole cost and expense and the size, design, color, location and other physical aspects of such monument sign shall be subject to the CC&Rs, Rules and Landlord's reasonable approval prior to installation, and to any appropriate municipal or other governmental approvals (and Landlord makes no representation or warranty to Tenant as to the availability of such approvals). In addition, the installation of such monument sign shall be subject to the terms and conditions of Section 10 above. During the Term, Tenant shall, at its sole cost and expenses, be solely responsible for the repair and maintenance of such monument sign and, upon the expiration or sooner termination of this Lease, Tenant shall, at its sole cost and expense, remove the monument sign and promptly repair any damage to the Project caused by such removal.

         23. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives and releases the other of and from any and all rights of recovery, claim, action or cause of action against the other, its subsidiaries, directors, agents, officers and employees, for any loss or damage that may occur in the Premises, the Building or the Property; to improvements to the Building or personal property (building contents) within the Building; or to any furniture, equipment, machinery, goods and supplies not covered by this Lease which Tenant may bring or obtain upon the Premises or any additional improvements which Tenant may construct on the Premises by reason of fire, the elements or any other cause which is required to be insured against under this Lease, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, subsidiaries, directors, officers and employees, to the extent insured against under the terms of any insurance policies carried by Landlord or Tenant and in force at the time of any such damage, but only if the insurance in question permits such a partial release in connection with obtaining a waiver of subrogation from the insurer. Because this Section will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company written notice of the terms of the mutual waivers contained in this Section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this Section.

         24.      Subordination.

                  (a)      Subordinate Nature. Except as provided in Subsection
(b), this Lease is subject and subordinate to all ground and underlying leases, mortgages and deeds of trust which now or may hereafter affect the Property, the Building or the Premises, to the CC&Rs, and to all renewals, modifications, consolidation, replacements and extensions thereof. Within ten (10) days after Landlord's written request therefor, Tenant shall execute any and all documents required by Landlord, the lessor under any ground or underlying lease ("Lessor"), or the holder or holders of any mortgage or deed of trust ("Holder") to make this Lease subordinate to the lien of any lease, mortgage or deed of trust, as the case may be.

                  (b) Possible Priority of Lease. If a Lessor or a Holder advises Landlord that it desires or requires this Lease to be prior and superior to a lease, mortgage or deed of trust, Landlord may notify Tenant. Within seven
(7) days of Landlord's notice, Tenant shall execute, have acknowledged and deliver to Landlord any and all documents or instruments, in the form presented to Tenant, which Landlord, Lessor or Holder deems necessary or desirable to make this Lease prior and superior to the lease, mortgage or deed of trust.

                  (c) Recognition or Attornment Agreement. If Landlord or Holder requests Tenant to execute a document subordinating this Lease, the document shall provide that, so long as Tenant is not in default, Lessor or Holder shall agree to enter into either a recognition or attornment agreement with Tenant, or a new lease with Tenant upon the same terms and conditions as to possession of the Premises, which shall provide that Tenant may continue to occupy the Premises so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Tenant agrees that a document in the form of Exhibit "H" attached hereto shall satisfy the requirements of this Section 24(c).

         25. Transfer of the Property. Upon transfer of the Property and assignment of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of the transfer and assignment, and from all liability for the Security Deposit. Tenant shall attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding.

         26. Estoppel Certificates. Within ten (10) days following written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in the form prepared by Landlord. The certificate shall: (i) certify that this Lease is unmodified and in full force and effect or, if modified, state the nature of the modification and certify that this Lease, as so modified, is in full force and effect, and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of the Landlord, state the nature of the uncured default; and (iii) evidence the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Property from Landlord.

         27. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Property and shall offer the beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Property or the Premises by power of sale or a judicial foreclosure, if such should provide necessary to effect a cure.

         28. Attorneys' Fees. If either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover, as a part of the action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court or jury. The prevailing party shall be the party which secures a final judgment in its favor.

         29. Brokers. Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant shall indemnify and hold harmless Landlord from and against any and all liabilities or expenses arising out of claims made by any other broker or individual for commissions or fees resulting from this Lease.

         30. Parking. Tenant shall have the right (i) to park in one hundred thirty (130) parking spaces located within the Building parking facilities, exclusive of covered, visitor or reserved parking areas, in common with other tenants of the Building, subject to the Rules, and (ii) to park in eight (8) parking spaces reserved for the exclusive use of Tenant, subject to the Rules, the location of which exclusive parking spaces shall be as reasonably designated by Landlord. Tenant agrees not to use in excess of its proportionate share of parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body.

         31. Utilities and Services. Provided that there has been no Event of Default, Landlord agrees to furnish or cause to be furnished, to the Premises the utilities and services described in the standards for Utilities and Services, set forth in Exhibit "D", subject to the conditions and in accordance with the standards set forth therein. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or deduction of Rent by reason of, no eviction of Tenant shall result from and, further, Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because, of Landlord's failure to furnish any of the foregoing when the failure is caused by accident, breakage, or repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service.

         32.      [Intentionally Omitted.]

         33. Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as set forth herein, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall become effective and binding only upon execution hereof by Landlord and delivery of a signed copy to Tenant. Upon acceptance of Tenant's offer to lease under the terms hereof and receipt by Landlord of the Rent for the first month of the Term and the Security Deposit in connection with Tenant's submission of the offer, Landlord shall be entitled to retain the sums and apply them to damages, costs and expenses incurred by Landlord if Tenant fails to occupy the Premises. If Landlord reject the offer, the sums shall be returned to Tenant.

         34. Use of Building Name. Tenant shall not employ the name of the Building nor the name of the business in which the Building is located in the name or title of its business or occupation without Landlord's prior written consent, which consent Landlord may withhold in its sole discretion. Landlord reserves the right to change the name of the Building without Tenant's consent and without any liability to Landlord; provided, however, in the event that Tenant at any time occupies one hundred percent (100%) of the Building, Tenant, at its sole cost and expense, shall be permitted to change the name of the Building, which change shall be effective only during such period of one hundred percent (100%) occupancy by Tenant. Thereafter, Landlord shall again have the right to change the name of the Building without Tenant's consent and without any liability to Landlord.

         35. Recording. Neither Landlord nor Tenant shall record this Lease, nor a short form memorandum of this Lease, without the prior written consent of the other.

         36. Quitclaim. Upon any termination of this Lease pursuant to its terms, Tenant, at Landlord's request, shall execute, have acknowledged and deliver to Landlord a quitclaim deed of all Tenant's interest in the Premises, the Building and the Property created by this Lease, provided Landlord will prepare said quitclaim deed at its own expense and shall bear all costs in connection with the recording of the deed.

         37. Notices. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be given by hand delivery, electronic mail (e.g., telecopy) or the United States mail. Notices which are sent by electronic mail shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given when seventy-two (72) hours have elapsed after the notice was deposited in the United States mail, registered or certified, the postage prepaid, addressed to the party to be served. As of the date of execution of this

Lease, the addresses of Landlord and Tenant are as specified in the Basic Lease Information. Either party may change its address by giving notice of the change in accordance with this Section.

         38. Landlord's Exculpation. In the event of default, breach or violation by Landlord (which term includes Landlord's partners, co-venturers and co-tenants, and officers, directors, employees, agents and representatives of Landlord and Landlords's partners, co-venturers and co-tenants) of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Building and Property or the proceeds of a public sale of the ownership interest pursuant to the foreclosure of a judgment against Landlord. Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its ownership interest in the Building.

         39. Additional Structures. Any diminution or interference with light, air or view by any structure which may be erected on land adjacent to the Building shall in no way alter this Lease or impose any liability on Landlord.

         40.      General.

                  (a) Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

                  (b) Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

                  (c) Severability. If any provision of this Lease is held to be invalid, illegal or unenforceable, the invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not been contained herein.

                  (d) Choice of Law; Construction. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

                  (e) Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

                  (f) Binding Effect. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns (to the extent this Lease is assignable).

                  (g) Waiver. The waiver of Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of the provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of the payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless the waiver is in writing signed by Landlord.

                  (h) Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

                  (i) Quiet Enjoyment. Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet possession of the Premises as against any person claiming the same by, through or under Landlord.

                  (j)      [Intentionally Omitted.]

                  (k) Counterparts. This Lease may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one (1) instrument.

                  (1) Exhibits. The Basic Lease Information and all exhibits attached hereto are hereby incorporated herein and made an integral part hereof.

         IN WITNESS WHEREOF, the parties have executed this Lease effective as of the date first above written.

                                                     LANDLORD:

                                                     WHC-SIX REAL ESTATE LIMITED
                                                     PARTNERSHIP

                                                 By: JER WHC-SIX SERVICES, INC.,
                                                     General Partner

                                                     By: /s/ Lawrence A. Corson
                                                     Name: LAWRENCE A. CORSON
                                                           ---------------------

                                                     Title: VICE PRESIDENT
                                                            --------------------

                                                     TENANT:

                                                     SEAGATE TECHNOLOGY, INC.,
                                                     a Delaware corporation

                                                     By: /s/ R.A. Kundtz
                                                     Name: R. A. KUNDTZ
                                                           ---------------------
                                       Title: Sr. Vice President, Administration
                                              ----------------------------------

                                    EXHIBIT A

                                  Ground Floor
                               17,437 Square Feet

                                  Second Floor
                               36,600 Square Feet

                          19925 STEVENS CREEK BOULEVARD

                                   EXHIBIT "B"

                                   WORK LETTER

                (Tenant Build-Out; Tenant Improvement Allowance)

         This Exhibit is attached to and made a part of that certain Lease dated April 18, 1995, by and between WHC-SIX REAL ESTATE LIMITED PARTNERSHIP, as "Landlord", and SEAGATE TECHNOLOGY, INC., as "Tenant", for the Premises known as Suite 150, 19925 Stevens Creek Boulevard, Cupertino, California.

                  Unless otherwise defined herein, capitalized terms used in this Work Letter shall have the same meanings as set forth in the Lease.

                  (a) PLANS AND SPECIFICATIONS. Tenant shall cause the construction of tenant improvements to the Premises ("Tenant Improvements"), all in accordance with the provisions set forth below.

                           Within five (5) days after its execution of the
Lease, Tenant shall deliver to Landlord preliminary plans ("Preliminary Plans"), to be utilized in the preparation of final working drawings and specifications for the Tenant Improvements. Promptly (but in no event less than five (5) business days) after its receipt of the Preliminary Plans, Landlord shall return the same to Tenant marked and accompanied by comments and Landlord's required revisions. Within five (5) days thereafter, Tenant shall submit two (2) sets of revised Preliminary Plans, revised to reflect and conform to Landlord's comments and requirements, to Landlord for its final review and approval. Within five (5) days following Landlord's approval of the Preliminary Plans, Tenant shall cause its architect to prepare and submit two (2) copies of working drawings and specifications ("Working Plans") to Landlord for its review and approval. Landlord shall advise Tenant promptly after Landlord's receipt of the Working Plans of any required revisions. Within five (5) days thereafter, Tenant shall submit two (2) copies of the revised Working Plans to Landlord for its final review and approval.

                           Concurrently with the above review and approval
process, Tenant shall submit all plans and specifications to the City of Cupertino ("City") and other applicable governmental agencies to obtain governmental approvals and issuance of necessary permits and licenses to construct the Tenant Improvements as shown on the Working Plans.

                  (b) CONSTRUCTION OF TENANT IMPROVEMENTS. Tenant shall cause the construction of the Tenant Improvements to be carried out in compliance with the Working Plans, all applicable zoning laws and regulations, applicable covenants, conditions and restrictions, and otherwise in compliance with the provisions of Section 10 of the Lease. Prior to the commencement of construction, Tenant shall obtain course of construction and builder's "all risk" insurance in such amounts and form as Landlord requires, liability insurance in the form and amounts required under the Lease, and such performance bonds in form and amounts as Landlord requires.

                           Tenant shall cause the construction of the Tenant
Improvements to be carried out with such materials, equipment, contractors and subcontractors as Tenant shall select, all of which shall be approved by Landlord. Landlord hereby approves of South Bay Construction as Tenant's general contractor for its construction of the Tenant Improvements, subject however to such general contractor complying with all applicable requirements of this Work Letter. Within ten (10) days after the approval of the final Working Plans in accordance with subparagraph (a) above or as soon as is reasonably possible thereafter, Tenant shall submit to Landlord for its review and approval (i) copies of all proposed construction contracts between Tenant and all contractors and between such contractors and all subcontractors for the Tenant Improvements, together with such background information on such contractors and subcontractors as Landlord may require; (ii) a listing of the make, model, type, grade and all other characteristics requested by Landlord, of all materials, equipment and fixtures which Tenant proposes to install in or use in connection with the Tenant Improvements; and (iii) a budget setting forth in itemized fashion the costs of all materials, equipment, fixtures, contractors, subcontractors, laborers, permits, fees, licenses, and all other costs and expenses Tenant proposes to incur in connection with the construction of the Tenant Improvements, specifically also including a development review fee to be paid to Landlord in connection with its review, oversight and related functions under this Work Letter in the amount of Nineteen Thousand Eight Hundred Thirty-eight Dollars ($19,838) (hereafter collectively the "Tenant Improvements Costs"). All such matters shall be subject to the approval of Landlord prior to the commencement of construction of the Tenant Improvements, in Landlord's reasonable discretion.

                           Tenant shall have the responsibility to obtain all
necessary construction and building permits and licenses necessary for the construction of the Tenant Improvements. Tenant shall cause construction of the Tenant Improvements in a good and workmanlike manner in strict accordance with the approved Working Plans. All Tenant Improvements Costs shall be paid for by and shall be the sole responsibility of the Tenant (other than to the extent reimbursed by the Allowance as set forth below), including without limitation all costs of utilities, services and insurance on the Premises arising out of the construction of the Tenant Improvements. All construction of the Tenant Improvements shall be performed and completed lien free, and Tenant hereby indemnifies and agrees to defend and hold Landlord and the Premises free and harmless from any and all claims, losses, damages, actions and causes of action as may be incurred as a result of work performed or materials furnished in connection with construction of the Tenant Improvements. Landlord shall have the right to post notices of non-responsibility at such locations as Landlord may desire prior to the commencement of construction of the Tenant Improvements.

                  (c) CHANGE ORDERS. Tenant may from time to time request and obtain change orders during the course of construction of the Tenant Improvements, provided that:

                           (i)      each such request shall be reasonable and in
writing signed by or on behalf of Tenant;

                           (ii)     each such request shall not result in any
major structural change in the Building or Tenant Improvements;

                           (iii)    Landlord shall have the sole and absolute
right to approve or disapprove any requested change order, in Landlord's discretion;

                           (iv)     all costs arising out of any approved change
order, if any, shall be borne by Tenant;

                           (v)      any resulting delay in the completion of the
Tenant Improvements arising out of such change order shall not delay or extend the Commencement Date.

                  (d) ALLOWANCE. Landlord agrees to provide Tenant a tenant improvement allowance in the amount of Seven Hundred Ninety-three Thousand Five Hundred Twenty Dollars ($793,520) (the "Allowance") for the construction of the Tenant Improvements. The Allowance shall be applied by Tenant against the Tenant Improvements Costs incurred in the construction of the Tenant Improvements which have been approved by the Landlord in Tenant's proposed budget pursuant to subparagraph (b) above, and the provisions for disbursement set forth below. In no event shall any portion of the Allowance be used for any purpose other than the approved costs in the budget for the Tenant Improvements Costs. Any and all costs in excess of the Allowance required to complete the construction of the Tenant Improvements in accordance with subparagraph (b) above shall be the sole and exclusive obligation and responsibility of Tenant.

                           On or before the fifth (5th) calendar day of every
month, Tenant shall submit to Landlord for its review and approval AIA Form No. G702 and No. G703 invoices (or comparable invoices acceptable to Landlord) for work performed and materials furnished to the Premises in connection with the construction of the Tenant Improvements ("Payment Request"). Each Payment Request shall be accompanied by a certification signed by the Tenant's general contractor and the Tenant's architect showing that the work reflected in such Payment Request was performed in accordance with the approved Working Plans and the terms of all approved construction contracts; and the total costs to construct the

Tenant Improvements, including change orders, and the amount expended for such items to date and the estimated costs to complete the Tenant Improvements. In addition, each Payment Request shall be accompanied by lien release waivers from all contractors, subcontractors and materialmen to be paid through such Payment Request and, with respect to completed work, final lien release waivers, all in form and content acceptable to Landlord. Within ten (10) business days after Landlord's approval of each such Payment Request, Landlord shall cause to be disbursed to Tenant's general contractor an amount equal to ninety percent (90%) of such approved Payment Request times the ratio which the total Allowance bears to the total construction cost set forth in the certifications by Tenant's general contractor and architects. Landlord shall cause to be disbursed the ten percent (10%) retention amount, up to the limit of the Allowance, upon the issuance of an unqualified Certificate of Occupancy for the Premises and the expiration of the period in which liens may be filed against the Premises by any contractor, subcontractor or materialmen furnishing goods or services thereto in connection with the Tenant Improvements.

                  (e) RIGHTS OF LANDLORD. Throughout the course of construction of the Tenant Improvements, Landlord shall have the unconditional right to review and inspect such construction by and through its agents and employees, including without limitation Landlord's Architect. If at any time Landlord disapproves of the materials or workmanship of the Tenant Improvements by Tenant, Landlord shall promptly give Tenant written notice thereof, specifying the deficiencies or defects therein. Upon receipt of any such notice, Tenant shall immediately commence correction of the defect or deficiency in a manner and to a condition acceptable to Landlord. Should Tenant fail to commence or complete any such correction as herein provided, or should Landlord deliver to Tenant three (3) or more such notices during the course of construction of the Tenant Improvements, Landlord shall have the immediate right to order the discontinuance of any further construction of the Tenant Improvements by or on behalf of Tenant, and Landlord may, but shall not be obligated to, complete the construction of such Tenant Improvements in accordance with the Working Plans. Should Landlord elect to complete the Tenant Improvements as herein provided, Landlord shall be entitled to any and all funds remaining in the Allowance to pay for the costs of completing said construction, and any additional costs incurred in connection therewith shall be the obligation of and shall be paid by Tenant within ten (10) days after written demand by Landlord. In addition, Landlord shall be entitled to a construction fee for the costs of administering and completing the Tenant Improvements in an amount equal to five percent (5%) of all costs incurred by Landlord in completing the Tenant Improvements, which fee shall not be part of the Allowance or the development review fee incorporated into the Tenant Improvement Costs.

         (f) COST OF DEMISING WALL. The parties acknowledge that the Tenant Improvements will include the construction of a demising wall separating that portion of the Premises located on the second floor of the Building from the balance of the second floor of the Building. Notwithstanding anything contained in this Exhibit to the contrary, Landlord shall reimburse Tenant for one-half (1/2) of the construction cost paid by Tenant with respect to the construction of such demising wall, which reimbursement shall be made by Landlord to Tenant concurrently with Landlord's disbursement to Tenant of the ten percent (10%) retention described in Section
(d) above. The term "Tenant Improvement Costs" as used in this Exhibit shall not include the amount to be reimbursed by Landlord to Tenant pursuant to this Section (d).

                                   EXHIBIT "C"

                         ACKNOWLEDGMENT OF COMMENCEMENT

         This Acknowledgement is made as of ____________, 19___ with reference to that certain Lease Agreement (hereinafter referred to as the "Lease") dated _______________, 19___ by and between __________________________________ as
"Landlord" therein, and __________________________________ as "Tenant" therein, for the demised premises situated at _________________________________________.

         The undersigned hereby confirms the following:

         1. That the Tenant accepted possession of the Premises (as described in said Lease) on ________________, 19___, and acknowledges that the Premises are as represented by the Landlord and in good order, condition and repair, and that the Tenant Improvements (as defined in the Lease) have been substantially completed by Tenant in accordance with the terms and conditions of the Lease.

         2. That all conditions of said Lease to be performed by Landlord prerequisite to the full effectiveness of said Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature.

         3. That in accordance with the provisions of said Lease the commencement date of the term is _______________________, 19___, and that, unless sooner terminated, the original term thereof expires on _____________________, 19___.

         4. That said Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning said Lease.

         5. That there are no existing defenses which Tenant has against the enforcement of said Lease by Landlord and no offsets or credits against rentals.

         6. That the minimum rental obligation of said Lease is presently in effect and that all rentals, charges and other obligations on the part of Tenant under said Lease commenced to accrue on ___________________, 19___.

         7. That the undersigned has not made any prior assignment, hypothecation or pledge of said Lease or of the rents hereunder.

LANDLORD:                                   TENANT:

By: _______________________         By:_________________________

By: _______________________         By: ________________________

Date: ______________________        Date: _______________________

                                   EXHIBIT "D"

                             UTILITIES AND SERVICES

         The standards set forth below for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, which do not materially affect Tenant's rights. Landlord shall give notice to Tenant, in accordance with provisions of this Lease, of material modification and additions.

         1. Provision By Landlord. As long as Tenant is not in default under any of the terms of this Lease, Landlord shall:

                  (a) Ventilation. Ventilate the Premises and furnish air-conditioning or heating Monday through Friday, except holidays, from 8:00 a.m. to 6:00 p.m. (and at other times for the additional charges described in Paragraph 2) to the extent required for the comfortable occupancy of the Premises, subject to governmental regulation. The air-conditioning system achieves maximum cooling when the window coverings and sliding glass doors are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all sliding glass doors in the Premises closed whenever the system is in operation. Tenant shall cooperate to the best of its ability at all times with Landlord and shall abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air-conditioning system. Tenant shall not connect any apparatus, device, conduit or pipe to the Building's chilled and hot water air-conditioning supply lines. Tenant and Tenant's servants, employees, agents, visitors, licensees or contractors shall not enter at any time the mechanical installations or facilities of the Building, or adjust, tamper with, touch or otherwise in any manner affect the installations or facilities. If any installation of partitions, equipment or fixtures by Tenant necessitates the re-balancing of the climate control equipment in the Premises, the re-balancing shall be performed by Landlord at Tenant's expense.

                  (b) Electricity. Subject to the provisions of Paragraph 2, furnish to the Premises electric current as required by the Building standard office lighting and fractional horsepower office business machines in the amount of approximately two and one-half (2.5) watts per square foot. If Tenant's electrical installation or electrical consumption is in excess of the quantity described above, or extends beyond normal business hours, Tenant shall reimburse Landlord monthly for the measured consumption. Tenant shall not connect any apparatus or device with wires, conduits or pipes, or other means by which the services are supplied, for the purpose of using additional or unusual amounts of the services without the prior written consent of Landlord. At all times Tenant's use of electric current shall not exceed the capacity of the feeders to the Building or the risers or wiring installation, except as provided in working drawings approved by Landlord.

                  (c) Water. Make water available in public areas for drinking and lavatory purposes only.

                  (d) Janitorial Service. Provide building standard janitorial service to the Premises, provided the Premises are used exclusively as offices, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord any cost incurred by Landlord for janitorial services in excess of those generally provided for other tenants in the Building. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish.

         2. Additional Charges. Landlord may impose a reasonable charge for any utilities and services including air-conditioning, electric current, water and janitorial service, required to be provided by Landlord by reason of
(i) any use of the Premises at any time other than between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday, except holidays; (ii) any use beyond what Landlord agrees to furnish as described above; or (iii) special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses.

         3. Rules and Regulations. Tenant agrees to cooperate at all times with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the use of the utilities and services. Any failure to pay any excess costs as described above with the next installment of Rent due after receipt of a statement for such services shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights granted in this Lease for a breach.

         4. Stopping of Service. Landlord reserves the right to stop services of the elevator, plumbing, ventilation, air-conditioning and electric systems when necessary by reason of accident or emergency, or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until the repairs, alterations or improvements have been completed. Landlord shall have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air-conditioning or electric service when prevented by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's reasonable control.

         5. Notice. To the extent practical, Landlord shall attempt to give Tenant notice of proposed shutdowns of services.

                                   EXHIBIT "E"

                              RULES AND REGULATIONS

         1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

         2. The directory of the Building will be provided exclusively for the display of the name and location of tenants, and Landlord reserves the right to exclude any other names therefrom. Landlord shall pay the cost of Tenant's initial listing in the Building Directory, and Tenant shall pay the cost of any changes by Tenant.

         3. Except as consented to in writing by Landlord or in accordance with Building standard improvements, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

         4. Tenant shall not obstruct any sidewalks, halls, lobbies, passages, exits, entrances, elevators or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building or make any roof or terrace penetrations. Tenant shall not allow anything to be placed on the outside terraces or balconies without the prior written consent of Landlord.

         5. All cleaning and janitorial services for the Building shall be provided exclusively through Landlord, and, except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or person.

         6. Landlord will furnish Tenant, free of charge, with two keys to Tenant's suite entrance. Landlord may make a reasonable charge for any additional keys and for having any locks changed. Tenant shall not make or have made additional keys without Landlord's prior written consent, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises without Landlord's prior written consent. Tenant shall deliver to Landlord, upon the termination of its tenancy, the keys to all locks for doors on the Premises, and in the event of loss of any keys furnished by Landlord, shall pay Landlord therefor.

         7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

         8. The elevators shall be available for use by all tenants in the Building, subject to reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between the hours, in the manner and in the elevators as may be designated by Landlord.

         9. Tenant shall not place a load upon any floor of the Premises which exceeds the maximum load per square foot which the floor was designed to carry and which is allowed by law. Tenant's business machines and mechanical equipment which cause noise or vibration which may be transmitted to the structure of the Building or to any space therein, and which is objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

         10. Tenant shall not use or keep in the Premises any toxic or hazardous materials or any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations. No animal, except seeing eye dogs when in the company of their masters, may be brought into or kept in the Building.

         11. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord, unless Tenant receives the prior written consent of Landlord.

         12. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice. Tenant shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors and sliding glass doors closed, and shall close window coverings at the end of each business day.

         13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

         14. Landlord reserves the right to exclude any person from the Building between the hours of 6:00 p.m. and 8:00 a.m., the following day, or any other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of those persons. Landlord shall not be liable for damages for any error in admitting or excluding any person from the Tenant's Building. Landlord reserves the right to prevent access to the Building by closing the doors or by other appropriate action in case of invasion, mob, riot, public excitement or other commotion.

         15. Tenant shall close and lock the doors of its Premises, shut off all water faucets or other water apparatus and turn off all lights and other equipment which is not required to be continuously run. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Landlord for noncompliance with this Rule.

         16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be placed therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         17. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         18. Tenant shall not cut or bore holes for wires in the partitions, woodwork or plaster of the Premises. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair, or be responsible for the cost of repair of, any damage resulting from noncompliance with this Rule.

         19. Tenant shall not install, maintain or operate upon the Premises any vending machine without the prior written consent of Landlord.

         20. Canvassing, soliciting and distributing handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent these activities.

         21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgement, is intoxicated or under the influence of liquor or drugs, or who is in violation of any of the Rules and Regulations of the Building.

         22. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal within the Building. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         23. Use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages and microwaving food shall be permitted, provided that the equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

         24. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord.

         25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. Tenant shall be responsible for any increased insurance premiums attributable to Tenant's use of the Premises, Building or Property.

         26. Tenant assumes any and all responsibility for protecting its Premises from theft and robbery, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

         27. Tenant shall not use the Premises, or suffer or permit anything to be done on, in or about the Premises, which may result in an increase to Landlord in the cost of insurance maintained by Landlord on the Building and Common Areas.

         28. Tenant's requests for assistance will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         29. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or in parking spaces reserved for others. Tenant shall not leave vehicles in the Building parking areas overnight, nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four- wheeled trucks. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one (1) parking space.

         30. The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the discretion and approval of Landlord, and move-ins and move-outs shall take place only after 6:00 p.m. on weekdays, on weekends, or at other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause the movers to use only the entry doors and elevators designated by Landlord. If Tenant's movers damage the elevator or any other part of the Property, Tenant shall pay to Landlord the amount required to repair the damage.

         31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing the Rules and Regulations against any or all of the tenants of the Building.

         32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of the premises in the Building.

         33. Landlord reserves the right to make other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

         34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT "F"

              ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

         The purpose of this form is to obtain information regarding the use of hazardous substances on the premises. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

         Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the form should be mailed to:

                           O'Donnell property Services, Inc.

                           1737 North First Street, Suite 580

                           San Jose, California 95112

                           Attn: Mark Schmidt

                           Phone: (408)453-9444

1.       GENERAL INFORMATION

         Name of Responding Company:
                                     -------------------------------------------
         Check the Applicable Status:

                  Prospective Tenant [ ] Existing Tenant [ ]

         Mailing Address:
                          ------------------------------------------------------

         -----------------------------------------------------------------------

         Contact Person and Title:
                                   ---------------------------------------------
         Telephone Number: ( )      -
                               ----- ----------
         Address of Leased Premises:
                                     -------------------------------------------
         Length of Lease Term:
                               -------------------------------------------------
         Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

2.       STORAGE OF HAZARDOUS MATERIALS

         2.1      Will any hazardous materials be used or stored on-site?

                  Wastes                    Yes [ ]  No [ ]

                  Chemical Products Yes [ ] No [ ]

         2.2 Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55 gallon drums on concrete pad).

3.       STORAGE TANKS & SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, or other hazardous substances in tanks or sumps proposed or currently conducted on the premises?

                  Yes [ ] No [ ]

                  If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3.2 Have any of the tanks or sumps been inspected or tested for leakage?

                  Yes [ ] No [ ]

                  If so, attach the results.

         3.3      Have any spills or leaks occurred from such tanks or sumps?

                  Yes [ ] No [ ]

                  If so, describe.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3.4      Were any regulatory agencies notified of the spill or leak?

                  Yes [ ] No [ ]

                  If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

         3.5 Have any underground storage tanks or sumps been taken out of service or removed?

                  Yes [ ] No [ ]

                  If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.       SPILLS

         4.1 During the past year, have any spills occurred on the premises?

                  Yes [ ] No [X]  N/A

                  If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills.

         4.2      Were any agencies notified in connection with such spills?

                  Yes [ ] No [ ]

                  If so, attach copies of any spill reports or other correspondence with regulatory agencies.

         4.3 Were any clean-up actions undertaken in connection with the spills?

                  Yes [ ] No [X]  N/A

                  If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

5.       WASTE MANAGEMENT

         5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

                  Yes [ ] No [X]  N/A

         5.2 Has your company filed a biennial report as a hazardous waste generator?

                  Yes [ ] No [X]  N/A

                  If so, attach a copy of the most recent report filed.

         5.3 Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

         5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.
                  N/A
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.
                  N/A
                  --------------------------------------------------------------

         5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

                  Yes [ ] No [X]

         If yes, please describe any existing or proposed treatment methods. ______________________

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6.       WASTEWATER TREATMENT/DISCHARGE

         6.1      Do you discharge wastewater to:

                  _____storm drain?         _____sewer?

                  _____surface water?       _____no Industrial discharge

         6.2      Is your wastewater treated before discharge?

                  Yes [ ] No [ ]  N/A  No NW dischage

                  If yes, describe the type of treatment conducted.

                  --------------------------------------------------------------

         6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7.       AIR DISCHARGES

         7.1 Do you have any air filtration systems or stacks that discharge into the air?

                  Yes [ ] No [X]

         7.2 Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

                  _____ Spray booth

                  _____ Dip tank

                  _____ Drying oven

                  _____ Incinerator

                  _____ Other (Please Describe)

                  _____ No Equipment Requiring Air Permits

         7.3      Are air emissions from your operations monitored?

                  Yes [ ] No [X]  Not Needed

                  If so, Indicate the frequency of monitoring and a description of the monitoring results.

                  --------------------------------------------------------------

         7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

8.       HAZARDOUS MATERIALS DISCLOSURES

         8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

                  Yes [X] No [ ]

         8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirements?

                  Yes [ ] No [ ]  N/A

                  If so, attach a copy of the business plan.

         8.3 Are any of the chemicals used in your operations regulated under Proposition 65?

                  Yes [ ] No [ ]  N/A

                  If so, describe the action taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

                  --------------------------------------------------------------

         8.4 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.
                  New employee training.
                  --------------------------------------------------------------

9.       ENFORCEMENT ACTIONS, COMPLAINTS

         9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

                  Yes [X] No [ ]

                  If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.
                  RCRA Corrective Action in Omaha, NE
                  --------------------------------------------------------------

         9.2 Has your company ever received requests for information, notice or demand letters, or any other Inquiries regarding its operations?

                  Yes [ ] No [X]

         9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

                  Yes [ ] No [X]

         9.4 Has an environmental audit ever been conducted at your company's current facility?

                  Yes [ ] No [X]  N/A

                  If so, discuss the results of the audit.

                  --------------------------------------------------------------

         9.5 Have there been any problems or complaints from neighbors at the company's current facility?

                  Yes [ ] No [ ]  N/A
         Seagate Technology, Inc.
         -----------------------------------------------------------------------
         Company

         By: Lawrence C. Carls
             -------------------------------------------------------------------
                           Title: Corp. Environ. Mgr.
                                 -----------------------------------------------
                                    Date: 4/11/95
                                         ---------------------------------------
                                        3

                                   EXHIBIT "F"

              ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

         The purpose of this form is to obtain information regarding the use of hazardous substances on the premises. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

         Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the form should be mailed to:

                           O'Donnell property Services, Inc.

                           1737 North First Street, Suite 580

                           San Jose, California 95112

                           Attn: Mark Schmidt

                           Phone:(408) 453-9444

1.       GENERAL INFORMATION

         Name of Responding Company: Seagate Technology, Inc.

         Check the Applicable Status:

                  Prospective Tenant [X]    Existing Tenant [ ]

         Mailing Address: 920 Disc Drive, Scotts Valley

         Box 66360 CA. 95067-0360

         Contact Person and Title: LARRY COWLES

         Telephone Number: (408) 439-7218

         Address of Leased Premises: 15019925 Stevens Creek San Jose, Ca.

         Length of Lease Term:
                               -------------------------------------------------
         Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.

         Software Design

         -----------------------------------------------------------------------

2.       STORAGE OF HAZARDOUS MATERIALS

         2.1      Will any hazardous materials be used or stored on-site?

                  Wastes                    Yes [ ]  No [X]

                  Chemical Products Yes [ ] No [X]

         2.2 Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55 gallon drums on concrete pad).

3.       STORAGE TANKS & SUMPS

         3.1 Is any above or below ground storage of gasoline, diesel, or other hazardous substances in tanks or sumps proposed or currently conducted on the premises?

                  Yes [ ]  No [X] None Proposed; Existing unknown.

                  If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3.2 Have any of the tanks or sumps been inspected or tested for leakage?

                  Yes [ ]  No [ ] N/A

                  If so, attach the results.

         3.3      Have any spills or leaks occurred from such tanks or sumps?

                  Yes [ ]  No [ ] N/A

                  If so, describe.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3.4      Were any regulatory agencies notified of the spill or leak?

                  Yes [ ]  No [ ] N/A

                  If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

         3.5 Have any underground storage tanks or sumps been taken out of service or removed?

                  Yes [ ]  No [ ] Unknown

                  If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.       SPILLS

         4.1 During the past year, have any spills occurred on the premises?

                  Yes [ ]  No [X] N/A

                  If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills.

         4.2      Were any agencies notified in connection with such spills?

                  Yes [ ]  No [ ] N/A

                  If so, attach copies of any spill reports or other correspondence with regulatory agencies.

         4.3 Were any clean-up actions undertaken in connection with the spills?

                  Yes [ ]  No [X] N/A

                  If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

5.       WASTE MANAGEMENT

         5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

                  Yes [ ]  No [X] N/A

         5.2 Has your company filed a biennial report as a hazardous waste generator?

                  Yes [ ]  No [X] N/A

                  If so, attach a copy of the most recent report filed.

         5.3 Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

         5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

                  N/A
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

                  N/A
                  --------------------------------------------------------------

         5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

                  Yes [ ]  No [X]

                  If yes, please describe any existing or proposed treatment methods. _____________________

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6.       WASTEWATER TREATMENT/DISCHARGE

         6.1      Do you discharge wastewater to:

                  _____ storm drain?                 _____ sewer?

                  _____ surface water?      _____ no industrial discharge

         6.2      Is your wastewater treated before discharge?

                  Yes [ ]  No [ ] N/A No WW discharge

                  If yes, describe the type of treatment conducted.

                  --------------------------------------------------------------

         6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7.       AIR DISCHARGES

         7.1 Do you have any air filtration systems or stacks that discharge into the air?

                  Yes [ ]  No [X]

         7.2 Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

                  _____ Spray booth

                  _____ Dip tank

                  _____ Drying oven

                  _____ Incinerator

                  _____ Other (Please Describe)

                  X No Equipment Requiring Air Permits

         7.3      Are air emissions from your operations monitored?

                  Yes [ ]  No [X] Not needed

                  If so, indicate the frequency of monitoring and a description of the monitoring results.

                  --------------------------------------------------------------

         7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

8.       HAZARDOUS MATERIALS DISCLOSURES

         8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

                  Yes [X]  No [ ]

         8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirements?

                  Yes [ ]  No [ ] N/A

                  If so, attach a copy of the business plan.

         8.3 Are any of the chemicals used in your operations regulated under Proposition 65?

                  Yes [ ]  No [ ] N/A

                  If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

                  --------------------------------------------------------------

         8.4 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

                  New employee training.

9.       ENFORCEMENT ACTIONS, COMPLAINTS

         9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

                  Yes [X]  No [ ]

                  If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

                  RCRA Corrective Action in Omaha, NE

         9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

                  Yes [ ]  No [X]

         9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

                  Yes [ ]  No [X]

         9.4 Has an environmental audit ever been conducted at your company's current facility?

                  Yes [ ]  No [X] N/A

                  If so, discuss the results of the audit.

                  --------------------------------------------------------------

         9.5 Have there been any problems or complaints from neighbors at the company's current facility?

                  Yes [ ]  No [ ] N/A

         Seagate Technology, Inc.
         Company

         By: Lawrence C. Carls

                           Title: Corp. Environ. Mgr.

                                    Date: 4/11/95

                                   EXHIBIT "G"

                  OPTIONS TO EXTEND TERM/RIGHT OF FIRST REFUSAL

         This Exhibit is attached to and made a part of that certain Lease dated April 18, 1995, by and between WHC-SIX REAL ESTATE LIMITED PARTNERSHIP, as "Landlord", and SEAGATE TECHNOLOGY, INC., as "Tenant", for the Premises known as 19925 Stevens Creek Boulevard, Suite 150, Cupertino, California. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

         1.       Options to Extend Term.

                  1.1 Grant of Options. Landlord hereby grants to Tenant two (2) options (individually referred to hereinafter as the "Option" and collectively referred to hereinafter as the "Options") to extend the Term of the Lease for additional consecutive terms of three (3) years each (each is called an "Extension"), on the same terms and conditions as set forth in the Lease, except that the Base Rent shall be the amount determined as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred eighty (180) days before the expiration of the initial Term of the Lease or the immediately preceding Extension, as the case may be. If Tenant fails to deliver to Landlord written notice of the exercise of the Option within the time period prescribed above, such Option and any succeeding Option shall lapse and there shall be no further right to extend the Term of the Lease. Each Option shall be exercisable by Tenant on the express conditions that (i) at the time of the exercise of such Option, and thereafter at all times prior to the commencement of the Extension, an Event of Default shall not have occurred and be continuing under the Lease, and (ii) Tenant has not been ten (10) or more days late in the payment of Rent more than a total of three (3) times during the Term of the Lease. If Tenant properly exercises an Option, "Term", as used herein and in the Lease, shall be deemed to include the applicable Extension, unless specified otherwise herein or in the Lease.

                  1.2 Personal Options. Each Option is personal to Seagate Technology, Inc. and shall not be assignable or transferable to any assignee of Tenant (other than an assignee in which Seagate Technology, Inc. holds an ownership interest of fifty-one percent (51%) or more ("Permitted Assignee")) or any sublessee of all or any portion of the Premises. If Tenant subleases or assigns or otherwise transfers any interest under the

Lease (other than an assignment to a Permitted Assignee) prior to the exercise of an Option, such Option and any succeeding Option shall lapse. If Tenant subleases or assigns or otherwise transfers any interest of Tenant under the Lease (other than an assignment to a Permitted Assignee) after the exercise of an Option but prior to the commencement of the applicable Extension, such Option and any succeeding Option shall lapse and the Term of the Lease shall expire as if such Option was not exercised.

                  1.3 Calculation of Base Rent. The Base Rent during each Extension shall be increased, as of the commencement of each Extension (each is called a "Rental Adjustment Date") to ninety-five percent (95%) of the "Fair Market Value" of the Premises, determined in the following manner: Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the Fair Market Value of the Premises at least ninety (90) days prior to the applicable Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:

                           (i) If Landlord and Tenant are not able to agree upon the Fair Market Value of the Premises within the time period described above, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser within such time period, then Landlord and Tenant shall each appoint one appraiser not later than sixty-five (65) days prior to the applicable Rental Adjustment Date, and Landlord and Tenant shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. All appraisers shall have at least five
         (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

                           (ii) For the purposes of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent, to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Landlord and Tenant shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the Fair Market Value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Premises immediately prior to such Rental Adjustment Date until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord for the period after the Rental Adjustment Date and the new Base Rent determined hereunder effective as of the Rental Adjustment Date. In no event shall Base Rent be reduced below the Base Rent applicable to the Premises immediately prior to the applicable Rental Adjustment Date.

         2. Right of First Refusal. If, during the Term, Landlord receives a bona fide offer in writing ("Offer") from a third party to lease all or part of the balance of the second floor of the Building (which balance is referred to herein as the "Refusal Space"), and Landlord desires to lease that portion of the Refusal Space that is the subject of such Offer ("Offer Space") upon the terms and conditions set forth in the Offer, then Tenant shall have a right of first refusal to lease the applicable Offer Space ("Right of First Refusal") upon the same terms and conditions as set forth in the Offer. Landlord shall, promptly following Landlord's receipt of the Offer, deliver written notice to Tenant specifying the terms and conditions of the Offer. Tenant shall exercise its Right of First Refusal, if at all, by providing Landlord with written notice of exercise within three (3) business days following the date of Tenant's receipt of Landlord's notice regarding the Offer. If Tenant exercises its Right of First Refusal within said three (3) business day period, then Landlord and Tenant shall execute a lease for the applicable Offer Space which includes the terms and conditions set forth in the Offer within ten (10) business days after the date of Tenant's exercise of the Right of First Refusal with respect to the Offer Space in question. If Tenant fails to provide Landlord with such written notice of exercise within such three (3) business day period, then Tenant shall be deemed to have elected to not exercise its Right of First Refusal with respect to the Offer Space in question. If Tenant elects (or is deemed to have elected) not to exercise its Right of First Refusal within three (3) business days after the date of Tenant's receipt of Landlord's notice regarding the Offer, or if, after Tenant exercises the Right of First Refusal, Landlord and Tenant do not execute a lease for the applicable Offer Space which includes the terms and conditions set forth in the Offer within ten (10) business days after the date of Tenant's exercise of the Right of First Refusal, then Tenant's Right of First Refusal in the instance in question shall be deemed to have been waived by Tenant, and Landlord shall be free to lease the Offer Space in question, free and clear of Tenant's Right of First Refusal, to a third party on terms and conditions no more favorable to such third party than the terms and conditions set forth in the applicable Offer.

         The Right of First Refusal shall be exercisable by Tenant on the express conditions that (i) at the time of the exercise of the Right of First Refusal, an Event of Default shall not have occurred under the Lease, and (ii) Tenant has not been ten (10) or more days late in the payment of Rent more than a total of three (3) times during the Term.

         The Right of First Refusal shall be personal to Seagate Technology, Inc. and shall not be assignable or transferable to any assignee of Tenant or any sublessee of all or any portion of the Premises. If Tenant subleases or assigns or otherwise transfers any interest under the Lease prior to its exercise of the Right of First Refusal, the Right of First Refusal shall automatically terminate and be of no further force or effect.

                                   EXHIBIT "H"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the ________ day of ________________. 1995, by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Mortgagee"), and SEAGATE TECHNOLOGY, INC., a Delaware corporation ("Lessee").

                                    RECITALS:

         A. Mortgagee has provided an acquisition and development loan ("Loan") to WHC-SIX Real Estate Limited Partnership, Owner/Lessor ("Borrower"), for the purpose of financing Borrower's acquisition and development of the Stevens Creek in Santa Clara, California and described in Exhibit A attached hereto and incorporated herein by reference (said real property and improvements being herein called the "Project"), such Loan being secured by a First Deed of Trust and Security Agreement dated August 4, 1994 and recorded in Instrument No. 12605749, Page _____, et seq., of the official Records of Santa Clara County, California (the "Mortgage"), constituting a lien or encumbrance on the Project; and

         B. Lessee is the holder of a leasehold estate in and to Suite 150 of the Project, consisting of approximately 39,676 rentable square feet of space (the "Demised Premises"), under that certain Lease (the "Lease") dated April 18, 1995, executed by Borrower, as Landlord (Borrower being sometimes hereinafter called "Lessor"), and Lessee, as Tenant; and

         C. Lessee and Mortgagee desire to confirm their understandings with respect to the Lease and Mortgage.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Lessee and Mortgagee agree and covenant as follows:

         1. Non-Disturbance. Mortgagee agrees that it will not disturb the possession of Lessee under the Lease upon any judicial or non-judicial foreclosure of the Mortgage or upon acquiring title to the Project by deed-in-lieu of foreclosure, or otherwise, if the Lease is in full force and effect and Lessee is not then in default under the Lease, and that Mortgagee will accept the attornment of Lessee thereafter so long as Lessee is not in default under the Lease.

         2. Attornment. If the interests of Lessor in and to the Demised Premises are owned by Mortgagee by reason of any deed-in-lieu of foreclosure, judicial foreclosure, sale pursuant to any power of sale or other proceedings brought by it or by any other manner, including, but not limited to, Mortgagee's exercise of its rights under any assignment of leases and rents, and Mortgagee succeeds to the interest of Lessor under the Lease, Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension thereof duly exercised by Lessee with the same force and effect as if Mortgagee were the Lessor under the Lease; and Lessee does hereby attorn to Mortgagee, as its lessor, said attornment to be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Lessor under the Lease; provided, however, that Lessee shall be under no obligation to pay rent to Mortgagee until Lessee receives written notice from Mortgagee that Mortgagee has succeeded to the interest of the Lessor under the Lease or otherwise has the right to receive such rents. The respective rights and obligations of Lessee and Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference, with the same force and effect as if set forth in full herein.

                  3. Mortgagee's Obligations. If Mortgagee shall succeed to the interest of Lessor under the Lease, Mortgagee, subject to the last sentence of this Paragraph 3, shall be bound to Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Mortgagee shall not be:

                  (a) Liable for any act or omission of any prior lessor (including Lessor); or

                  (b) Subject to the offsets or defenses which Lessee might have against any prior lessor (including Lessor); or

                  (c) Bound by any rent or additional rent or advance rent which Lessee might have paid for more than the current month to any prior lessor (including Lessor), and all such rent shall remain due and owing, notwithstanding such advance payment; or

                  (d) Bound by any security or advance rental deposit made by Lessee which is not delivered or paid over to Mortgagee and with respect to which Lessee shall look solely to Lessor for refund or reimbursement; or

                  (e) Bound by any termination, amendment or modification of the Lease made without its consent and written approval.

Neither General Electric Capital Corporation nor any other party who from time to time shall be included in the definition of Mortgagee hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement after it ceases to own an interest in the Project. Nothing in this Agreement shall be construed to require Mortgagee to see to the Application of the proceeds of the Loan, and Lessee's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing the Loan. Lessee acknowledges that Mortgagee is obligated only to Borrower to make the Loan only upon the terms and subject to the conditions set forth in the Loan Agreement between Mortgagee and Borrower pertaining to the Loan. Lessee further acknowledges and agrees that neither Mortgagee nor any purchaser of the Project at foreclosure sale or any grantee of the Project named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Mortgagee or any such purchaser or grantee, has or shall have any personal liability for the obligations of Lessor under the Lease; provided, however, that the Lessee may exercise any other right or remedy provided thereby or by law in the event of any failure by Lessor to perform any such material obligation.

         4. Subordination. The Lease and all rights of Lessee thereunder are subject and subordinate to the Mortgage and to any deeds of trust, mortgages, ground leases or other instruments of security which do now or may hereafter cover the Project or any interest of Lessor therein (collectively, the "Prior Encumbrances") and to any and all advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions of the Mortgage or of any of the Prior Encumbrances. This provision is acknowledged by Lessee to be self-operative and no further instrument shall be required to effect such subordination of the Lease. Lessee shall, however, upon demand at any time or times execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in Mortgagee's judgment may be necessary or proper to confirm or evidence such subordination. If Lessee shall fail or neglect to execute, acknowledge and deliver any such instrument or certificate, Mortgagee may, in addition to any other remedies Mortgagee may have, as agent and attorney-in-fact of Lessee, execute, acknowledge and deliver the same and Lessee hereby irrevocably appoints Mortgagee as Lessee's agent and attorney-in-fact for such purpose. However, notwithstanding the generality of the foregoing provisions of this paragraph, Lessee agrees that Mortgagee shall have the right at any time to subordinate the Mortgage, and any such other mortgagee or ground lessor shall have the right at any time to subordinate any such Prior Encumbrances, to the Lease on such terms and subject to such conditions as Mortgagee or any such other mortgagee or ground lessor, may deem appropriate in its discretion.

         5. New Lease. Upon the written request of either Mortgagee or Lessee to the other given at the time of any foreclosure, trustee's sale or conveyance in lieu thereof, the parties agree to execute a lease of the Demised Premises upon the same terms and conditions as the Lease between Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

         6. Notice. Lessee agrees to give written notice to Mortgagee of any default by Lessor or Borrower under the Lease not less than thirty (30) days prior to terminating the Lease or exercising any other right or remedy thereunder or provided by law. Lessee further agrees that it shall not terminate the Lease or exercise any such right or remedy provided such default is cured within thirty (30) days; provided, however, that if such default cannot by its nature be cured within thirty (30) days, then Lessee shall not terminate the Lease or exercise any such right or remedy, provided the curing of such default is commenced within such thirty (30) days and is diligently prosecuted thereafter. Such notices shall be delivered by certified mail, return receipt requested to:

               General Electric Capital Corporation, Attn.: Portfolio Management One Galleria Tower, Suite 2000
               13355 Noel Road, LB 54
               Dallas, Texas 75240

         7. Mortgagee. The term "Mortgagee" shall be deemed to include General Electric Capital Corporation and any of its successors and assigns, including anyone who shall have succeeded to Lessor's interest in and to the Lease and the Project by, through or under judicial foreclosure or sale under any power or other proceedings brought pursuant to the Mortgage, or deed in lieu of such foreclosure or proceedings, or otherwise.

         8. Estoppel. Lessee hereby certifies, represents and warrants to Mortgagee that:

                  (a) That the Lease is a valid lease and in full force and effect. That there is no existing default in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default;

                  (b) That the Lease has not been amended, modified, supplemented, extended, renewed or assigned, and represents the entire agreement of the parties;

                  (c) That, except as provided in the Lease, Lessee is entitled to no rent concessions or abatements;

                  (d) That Lessee shall not pay rental under the Lease for more than one (1) month in advance. Lessee agrees that Lessee shall, upon written notice by Mortgagee, pay to Mortgagee, when due, all rental under the Lease;

                  (e) That all obligations and conditions under the Lease to be performed to date have been satisfied, free of defenses and set-offs; and

                  (f) That Lessee has not received written notice of any claim, litigation or proceedings, pending or threatened, against or relating to Lessee, or with respect to the Demised Premises which would affect its performance under the Lease. Lessee has not received written notice of any violations of any federal, state, county or municipal statues, laws, codes, ordinances, rules, regulations, orders, decrees or directives relating to the use or condition of the Demised Premises or Lessee's operations thereon.

         9. Modification and Successors. This Agreement may not be modified orally or in any manner other than by an agreement, in writing, signed by the parties hereto and their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

         10. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MORTGAGEE:                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                           A NEW YORK CORPORATION
                                           By:
                                              ----------------------------------
                                                                Its
                                           -------------------,     ------------
LESSEE:                                    SEAGATE TECHNOLOGY, INC.

                                           a Delaware corporation

                                           By:
                                              ----------------------------------
                                              ---------------, -----------------

STATE OF TEXAS    Section

                  Section

COUNTY OF DALLAS  Section

         This instrument was acknowledged before me on this ____________ day of _____________, 199___ by ____________________, ____________________ of GENERAL
ELECTRIC CAPITAL CORPORATION, a New York corporation, on behalf of said corporation.

(SEAL)                               -------------------------------------------
                                     Notary Public in and for the State of Texas
                                     -------------------------------------------
                                     Print name of notary
                                     My Commission Expires:
                                                            --------------------

STATE OF __________                 Section

                                    Section

COUNTY OF _______                   Section

         This instrument was acknowledged before me on this __________ day of __________, 199___ by ____________________, _______________ of
_________________________, a _______________, on behalf of said
_________________________.

(SEAL)
                                           -------------------------------------
                                           Notary Public in and for
                                           -------------------------------------
                                           Print name of notary
                                           My Commission Expires:
                                                                 ---------------

                                   EXHIBIT "A"

                                Legal Description

                                [to be attached]